UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

  Filed by the Registrant ☒                          Filed by Party other than Registrant ☐

  Check the appropriate box:
☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting Materials pursuant to Rule 14a-11(c) or Rule 14a-12

AGFEED INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

Dear Stockholders,

On behalf of the board of directors of AgFeed Industries, Inc., I cordially invite you to attend the 2010 annual meeting of stockholders to be held at The Armory of the First Troop Philadelphia City Cavalry, located at 22 S. 23rd Street, Philadelphia, Pennsylvania 19103, on September 15, 2010 at 10:30 a.m. Eastern Time.

Details of the business to be conducted at the meeting are given in the attached notice of annual meeting and proxy statement.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the annual meeting. We encourage you to read the proxy materials carefully and to vote by proxy as promptly as possible.

Stockholders of record have the option of voting by telephone, through the Internet or by completing, signing, dating and returning the enclosed proxy card in the envelope provided.  Doing so will not prevent you from voting in person at the annual meeting.

Thank you for your cooperation and your support and interest in AgFeed Industries, Inc.

Songyan Li	Junhong Xiong
Chairman	Chief Executive Officer

AGFEED INDUSTRIES, INC.
Suite A1001-1002, Tower 16
Hengmao International Center
Nanchang, Jiangxi Province, China 330003

NOTICE OF ANNUAL MEETING

to be held on September 15, 2010

The 2010 annual meeting of stockholders of AgFeed Industries, Inc., a Nevada corporation, will be held at The Armory of the First Troop Philadelphia City Cavalry, located at 22 S. 23rd Street, Philadelphia, Pennsylvania 19103, on September 15, 2010 at 10:30 a.m. Eastern Time, and at any adjournments thereof, for the following purposes:

1.	to elect four (4) director nominees of our board of directors, each to serve until our 2011 annual meeting of stockholders, or such later time as their successors may be elected and are qualified;

2.	to approve the AgFeed Industries, Inc. 2010 Long-Term Incentive Plan;

3.	to ratify the appointment of Goldman Kurland Mohidin LLP as our independent registered public accounting firm for the year ending December 31, 2010; and

4.	to transact such other business as may properly come before the meeting, or any adjournment thereof.

A proxy statement describing the matters to be considered at the annual meeting is attached to this notice. Only stockholders of record of at the close of business on July 27, 2010 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.  For directions to the annual meeting, please contact Investor Relations by telephone at (917) 804-3584.

We hope that you will be able to attend the meeting. Whether or not you plan to be present at the meeting, we urge you to vote your shares promptly. You can vote your shares in advance of the meeting in three ways:

•	via the Internet at the website indicated on your proxy card;

•	via telephone by calling the toll free number on your proxy card; or

•	by returning the enclosed proxy card.

By order of the board of directors,

Feng Zhou
Vice President and Secretary

Nanchang, China
August 2, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2010

AgFeed's notice of annual meeting, proxy statement, proxy card and the annual report on Form 10-K for the year ended December 31, 2009 are also available to you on the Internet at www.agfeedinc.com/annualmeeting.

AGFEED INDUSTRIES, INC.
Suite A1001-1002, Tower 16
Hengmao International Center
Nanchang, Jiangxi Province, China 330003

PROXY STATEMENT

2010 Annual Meeting of Stockholders

September 15, 2010

The board of directors of AgFeed Industries, Inc. (“AgFeed” or the “Company”) is soliciting proxies for use at the annual meeting of stockholders to be held at The Armory of the First Troop Philadelphia City Cavalry, located at 22 S. 23rd Street, Philadelphia, Pennsylvania 19103, on September 15, 2010 at 10:30 a.m. Eastern Time, and at any adjournments thereof.  Distribution to stockholders of the attached notice of annual meeting, this proxy statement, the enclosed proxy card, and our annual report on Form 10-K for the year ended December 31, 2009 (which is not part of the proxy soliciting materials) is scheduled to begin on or about August 2, 2010 to each stockholder of record at the close of business on July 27, 2010, the "record date" set for this meeting.

Frequently Asked Questions About the Annual Meeting and Proxy Voting

Questions About the Meeting

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at our 2010 annual meeting of stockholders and at any adjournment or postponement.

You are invited to attend the annual meeting. It takes place on September 15, 2010, beginning at 10:30 a.m., Eastern Time, at The Armory of the First Troop Philadelphia City Cavalry, located at 22 S. 23rd Street, Philadelphia, Pennsylvania 19103.  See the inside back cover of this proxy statement for directions.

Stockholders will be admitted to the annual meeting beginning at 10:00 a.m., Eastern Time.

Do I need to present identification to attend the annual meeting?

Yes.  You will need to present valid personal identification (i.e., a current driver's license or valid passport) and proof of stock ownership to be admitted to attend the annual meeting. If you plan to attend the annual meeting, please vote your proxy but bring the notice of annual meeting attached to this proxy statement or a bank or brokerage account statement showing your AgFeed stock ownership with you to the annual meeting.

What will be voted on at the annual meeting?

We are aware of three items to be voted on by stockholders at the annual meeting:

•    Election of directors (Proposal One):  To elect the four (4) director nominees of the AgFeed board of directors, each to serve until our 2011 annual meeting of stockholders, or such later time as their successors may be elected and are qualified;

•    Approval of Incentive Plan (Proposal Two):  To approve the AgFeed Industries, Inc. 2010 Long-Term Incentive Plan; and

•    Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal Three):   Goldman Kurland Mohidin LLP.

Does AgFeed have a recommendation on voting?

Yes. The board of directors recommends that you vote “FOR” each of the proposals set forth in this proxy statement.

Can I receive materials relating to annual stockholder meetings electronically?

To assist AgFeed in reducing costs related to the annual meeting, stockholders who vote via the Internet may consent to electronic delivery of mailings related to future annual stockholder meetings. We also make our proxy statements and annual reports available online and may eliminate mailing hard copies of these documents to those stockholders who consent in advance to electronic distribution. If you hold shares in your own name and you are voting via the Internet, you may consent online when you vote. If you hold shares through an intermediary, such as a bank or broker, please refer to the information provided by your bank or broker for instructions on how to consent to electronic distribution.

Questions About Voting

Who is entitled to vote at the annual meeting?

Holders of record of our common stock at the close of business on July 27, 2010 are eligible to vote at the annual meeting. On the record date, there were 46,165,198 shares of our common stock outstanding.

What is the difference between record ownership and beneficial ownership?

Most stockholders own their shares through a stockbroker or other nominee rather than directly in their own names. There are some differences in how to vote, depending on how you hold your shares.

You are the record owner of shares if those shares are registered directly in your name with our transfer agent. If you are a record owner, these proxy materials are being sent to you directly from our transfer agent, StockTrans, Inc.

You are the beneficial owner of shares if you hold those shares in “street name” through a broker, bank, trustee, or other holder of record. If you are a beneficial owner, these proxy materials are being sent to you through your broker, bank or other holder of record, together with a voting instruction card.

How do I vote?

If you are a stockholder of record, you may vote on all matters that come before the meeting using any of the following methods:

•	By mail

Be sure to complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the board of directors.

•	By telephone or on the Internet

The telephone and Internet voting procedures established by AgFeed for stockholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.  Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on September 14, 2010.

The toll-free number for telephone voting is 1-866-578-5350. Please have your proxy card handy when you call. Voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the U.S. and Canada, see your proxy card for additional instructions.

The website for Internet voting is www.votestock.com. Please have your proxy card handy when you go online. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

If you vote by telephone or on the Internet, you do not have to return your proxy card or voting instruction card.

•	In person at the annual meeting

All stockholders of record may vote in person at the annual meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. Your vote is important. You can save us the expense of a second mailing by voting promptly.

If you are the beneficial owner of shares, you will receive a proxy card from your broker, bank or other holder of record seeking instructions as to how your shares should be voted.  If no voting instructions are given, your broker or nominee has discretionary authority to vote your shares on your behalf on routine matters.  A “broker non-vote” results on a matter when your broker or nominee returns a proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you.  We believe that your broker or nominee only has discretionary voting power with respect to the proposal regarding the ratification of the appointment of the independent registered public accounting firm.  You may not vote shares held in “street name” at the annual meeting unless you obtain a legal proxy from your broker or holder of record.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	written notice to our Corporate Secretary;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or

•	voting by ballot at the annual meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question.

All votes that have been properly cast and not revoked will be voted at the annual meeting.

What vote is required to approve each proposal?

•      Election of directors (Proposal One).   The four (4) nominees for director receiving the highest number of affirmative votes cast in person or by proxy at the annual meeting will be elected. If you mark your proxy so as to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.   Broker non-votes, if any, will not constitute or be counted as “votes” cast for purposes of this proposal.

•      Approval of Incentive Plan (Proposal Two).    The affirmative vote of a majority of the votes cast on Proposal Two is required to approve the AgFeed Industries, Inc. 2010 Long-Term Incentive Plan. If you mark your proxy so as to abstain from voting on this matter, your vote will not count either “for” or “against” this proposal. Broker non-votes, if any, will not constitute or be counted as “votes” cast for purposes of this proposal.

•      Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal Three).    The affirmative vote of a majority of the votes cast on Proposal Three is required to ratify the appointment of Goldman Kurland Mohidin LLP as our independent registered public accounting firm for the year ending December 31, 2010.  If you mark your proxy so as to abstain from voting on this matter, your vote will not count either “for” or “against” this proposal.

In order to have a valid stockholder vote, a stockholder quorum must exist at the annual meeting.  A quorum will exist when stockholders holding a majority of the issued and outstanding shares of our common stock are present at the meeting, either in person or by proxy.  Proxies received but marked as abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum exists for the annual meeting.  Abstentions and broker non-votes on a proposal will not be considered votes cast on that proposal and, therefore, will not be counted for purposes of determining the outcome of a proposal.

 How will my proxy be voted?

Shares represented by a properly executed and returned proxy will be voted at the meeting in accordance with the directions noted on the proxy card. If you sign and return the proxy card but do not make specific choices, the proxy holders named in the proxy card will vote your shares “FOR” the election of all nominees for director recommended by the board and listed on the proxy card;  “FOR” Proposal Two, approving the AgFeed Industries, Inc. 2010 Long-Term Incentive Plan; and “FOR” Proposal Three, ratifying appointment of Goldman Kurland Mohidin LLP as our independent registered public accounting firm for the year ending December 31, 2010. Junhong Xiong and Gerard Daignault, our chief executive officer and chief operating officer, respectively, have agreed to act as proxy holders.

Who counts the votes cast at the annual meeting?

Our inspector of election will tabulate votes at the annual meeting. The inspector of election’s duties include determining the number of shares represented at the meeting and entitled to vote, determining the qualification of voters, conducting and accepting the votes, and, when the voting is completed, ascertaining and reporting the number of shares voted, or withheld from voting with respect to the election of directors and voted for, against or abstaining from voting, with respect to Proposal Two and Proposal Three.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

Listed below is certain biographical information concerning our directors and executive officers as of  July 27, 2010.  In addition, we briefly describe the particular experience, qualifications, attributes or skills that led our board of directors to conclude that each named director should serve as a director of AgFeed.

Songyan Li , Ph.D.	43
Dr. Li has served as our executive chairman and as chairman of our board of directors since December 2006,  In addition, Dr. Li has served as our chief technology officer since April 2009. Dr. Li served as chairman of the boards of Nanchang Best Animal Husbandry Co., Ltd. and Shanghai Best Animal Husbandry Co., Ltd. from July 2004 to December 2006. As one of the original founders of Nanchang Best Animal Husbandry Co., Ltd., Dr. Li served as the manager of the Technical Research and Development Department of Nanchang Best from 1995 to July 2004. Prior to that, he worked as the technical manager in Guangxi Peter Hand Premix Feed Company, a Chinese subsidiary of global animal nutrition conglomerate Provimi S.A., from 1991 to 1994. He received his Ph.D. in animal nutrition from Nanjing Agricultural University in 2004.  We believe  Dr. Li’s demonstrated success as executive chairman of AgFeed and his expertise in animal continue to be valuable to our board of directors.

K. Ivan F. Gothner	52
Mr. Gothner joined our board of directors in December 2009. Mr. Gothner has been managing director and founder of Adirondack Partners, LLC, a private merchant-banking firm that focuses on serving small and mid-size growth companies, since 1993.  He has been active as a merchant banker focusing on small and mid-size growth companies for his entire career. His work has focused on companies experiencing rapid growth as a result of introducing new technologies and products or by entering new markets. Prior to founding Adirondack Partners, Mr. Gothner was senior vice president of Barclays Bank from 1990 to 1992, responsible for establishing an investment banking unit to serve small and mid-sized companies.  Mr. Gothner joined Kleinwort Benson Limited in 1986 and from 1987 to 1990, he served as a senior vice president of the firm and general manager of the KB Mezzanine Fund, L.P., a specialized fund which invested in the equity and junior capital of small and mid-sized businesses.  Currently, Mr. Gothner serves on the board of directors of ArtID, LLC, a private company providing online exhibition space to artists, Covenant Group of China Inc., a publicly traded company engaged in the business of acquiring equity interests in private companies based and operating in China, and Best Buddies of Massachusetts.  Mr. Gothner received a bachelor of arts degree in political science and economics from Columbia College and a M.I.A. from Columbia University’s School of International Affairs in international economic policy and finance.  Mr. Gothner was a director of Global Maltrechs, Inc., a public company, which markets software applications and web and application development services until 2008. With 28 years of investment banking experience, we believe that Mr. Gothner has developed the financial expertise we require of our audit committee chairman and insight regarding strategic planning, which will continue to be relevant to the board’s oversight of AgFeed’s successful integration of its acquired subsidiaries.

Junhong Xiong	40
Mr. Xiong joined our board of directors in November 2006 and has served as our chief executive officer and vice chairman since that time. Mr. Xiong has also served as chief executive officer of Nanchang Best since its founding in 1995. Prior to that, Mr. Xiong worked for Guangzhou Huashi Animal Nutritionals Company as a sales representative, sales manager, and head of marketing from 1993 to 1995. He was a technician at the Chongming Progressing Farm Company in Shanghai from 1992 to 1993. Mr. Xiong graduated with a bachelor’s degree from Animal Husbandry & Veterinary College in Jiangxi Agricultural University in 1992.  Mr. Xiong’s participation on the board provides expertise in hog and feed production.  In addition, Mr. Xiong, as chief executive officer, is more closely connected to AgFeed’s day-to-day operations, so as a member of the board, he helps ensure that the board has sufficient information regarding the risks facing AgFeed’s operations.

Lixiang Zhang, Ph.D.	42
Dr. Zhang joined our board of directors in May 2007. Dr. Zhang is a leading expert in animal nutritional science and management consulting in China. Dr. Zhang is a professor of agricultural management and has served as the assistant dean of the College of Agricultural Development at Renmin University of China since July 2003. In 2006, Dr. Zhang was awarded the title of Excellent Teacher by Renmin University. In 2005, he was named a Top Ten Enterprise Strategist by the Chinese government. In 2004, Dr. Zhang was named a Top Ten Best Management Consulting Expert by the Chinese Government. In 2002, he was awarded the top prize for Innovative Management Science by the Chinese Ministry of Commerce. Dr. Zhang has authored over 60 books and articles on the topics of agricultural science and management science. He has conducted management training programs for global companies including SONY, Panasonic, General Motors, Motorola, China Life Insurance, China Telecom among others. Dr. Zhang received a Ph.D. in Management Science from Renmin University in 2003.  Dr. Zhang’s strategic planning and animal nutrition expertise helps ensure that the board can effectively monitor AgFeed’s research and development activities and the  integration of its acquired subsidiaries.

Composition of the Board

Our board of directors oversees our business and affairs and monitors the performance of management. Management is responsible for the day-to-day operations of our company. As of the date of this proxy statement, our board has four directors. Our board has determined that each of Mr. Gothner and Dr. Zhang are independent directors within the meaning of applicable Nasdaq Listing Rules and the rules promulgated by the Securities and Exchange Commission ("SEC").  Arnold Staloff resigned from our board of directors effective July 6, 2010.  As a result of his departure, the Company no longer complies with Nasdaq Listing Rule 5605(b)(1), which requires that a majority of a listed company’s board of directors be independent under the criteria set forth in the Nasdaq Listing Rules.  The Company has initiated a search in order to identify an independent and appropriately qualified director to fill the vacancy left by Mr. Staloff in order to ensure the Company’s compliance with the Nasdaq Listing Rules no later than January 3, 2011.

During 2009, the board met twelve times and acted by unanimous written consent on four occasions. We had three standing committees in 2009.  Those committees consisted of an audit committee, a compensation committee, and a nominating and corporate governance committee.  Each of our directors attended at least 75% of the board meetings of the board and meetings of the committees on which they served, except for Dr. Zhang who only attended 66.7% of the board meetings, and 57.1% of the committee meetings, held in 2009.  We strongly encourage our board of directors to attend our annual meeting of stockholders. In 2009, all of our directors attended the annual meeting of stockholders, except Dr. Zhang, who was unable to attend due to other obligations in China.

Committees of the Board

The board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee.

Our board of directors has made an affirmative determination that all of the members of the audit committee, the compensation committee and the nominating and corporate governance committee are non-employee directors and independent within the meaning of Nasdaq Listing Rules.  Our board of directors has appointed the following members to the following designated committees:

Audit	Mr. Gothner and Dr. Zhang, with Mr. Gothner as Chairman.

Compensation:	Mr. Gothner and Dr. Zhang, with Mr. Gothner as Chairman.

Nominating and Corporate Governance:	Mr. Gothner and Dr. Zhang, with Mr. Gothner as Chairman.

 Audit Committee

The audit committee is responsible for: monitoring the quality, reliability and integrity of the accounting policies and financial statements of AgFeed; overseeing our compliance with legal and regulatory requirements; reviewing the independence, qualifications and performance of our internal and external auditors; overseeing the performance of AgFeed's internal audit function and independent auditors; reviewing and monitoring the provisions of non-audit services performed by our independent auditors; and preparing a committee report as required by the SEC to be included in our annual proxy statement.  Our board of directors has made an affirmative determination that each member of the audit committee satisfies the Nasdaq Listing Rules relating to financial literacy and experience. In addition, Mr. Gothner qualifies as an “audit committee financial expert” as that term is defined in applicable regulations of the SEC.  As a result of Mr. Staloff’s departure, the Company no longer complies with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Company’s audit committee consist of three directors meeting the independence criteria and having the qualifications set forth in the Nasdaq Listing Rules.

Our board of directors has adopted a written audit committee charter, a copy of which may be viewed on the “Corporate Governance” section of our website located at www.agfeedinc.com/investor-relations/corporate-governance or a printed copy may be obtained by making a written request to Feng Zhou, Corporate Secretary of AgFeed Industries, Inc., at Suite A1001-1002, Tower 16, Hengmao International Center, Nanchang, Jiangxi Province, China 330003.

Compensation Committee

The compensation committee is responsible for recommending compensation arrangements for our executive officers; evaluating the performance of our chief executive officer; and administering our compensation plans.  Our board of directors has adopted a written compensation committee charter, a copy of which may be viewed on the “Corporate Governance” section of our website located at www.agfeedinc.com/investor-relations/corporate-governance or a printed copy may be obtained by making a written request to Feng Zhou, Corporate Secretary of AgFeed Industries, Inc., at Suite A1001-1002, Tower 16, Hengmao International Center, Nanchang, Jiangxi Province, China 330003.

 Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for, among other thing, assisting the board in identifying individuals qualified to become members of the board and executive officers, selecting, or recommending that the board select, director nominees for election as directors by the stockholders, developing and recommending to the board a set of effective governance policies and procedures applicable to AgFeed, and recommending to the board director nominees for each committee. The nominating committee acts under a written charter adopted by our board of directors, a copy of which may be viewed on the “Corporate Governance” section of our website located at www.agfeedinc.com/investor-relations/corporate-governance or a printed copy may be obtained by making a written request to Feng Zhou, Corporate Secretary of AgFeed Industries, Inc., at Suite A1001-1002, Tower 16, Hengmao International Center, Nanchang, Jiangxi Province, China 330003.

Stockholder Communications

Our stockholders may communicate directly with the members of the board of directors or individual members by writing directly to it or them, care of Feng Zhou, Corporate Secretary of AgFeed Industries, Inc., at Suite A1001-1002, Tower 16, Hengmao International Center, Nanchang, Jiangxi Province, China 330003.  Stockholders are required to provide appropriate evidence of their stock ownership with any communications. Communications received in writing are distributed to our board or to individual directors as appropriate depending on the facts and circumstances outlined in the communication received.

Procedure for Stockholder Nominations of Directors

Nominations for the election of directors may only be made by the board of directors in consultation with its nominating and corporate governance committee. A stockholder of record may recommend to the committee a candidate for consideration as a nominee. The committee will consider a stockholder nominee only if a stockholder provides written notice to: AgFeed Industries, Inc., Suite A1001-1002, Tower 16, Hengmao International Center, Nanchang, Jiangxi Province, China 330003, Attention:  Corporate Secretary for the Nominating and Corporate Governance Committee, with a copy to our counsel, William W. Uchimoto, Esq., Stevens & Lee P.C., 1818 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103-1702.

In order to provide sufficient time to enable the committee to evaluate candidates recommended by stockholders in connection with selecting candidates for nomination in connection with AgFeed's annual meeting of stockholders, the corporate secretary must receive the stockholder’s recommendation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the mailing of the proxy statement for the annual meeting of stockholders for the preceding year. Each such notice must include the following information about the candidate:

•	Name;

•	Age;

•	Business and current residence addresses, as well as residence addresses for the past 20 years;

•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

•	Educational background;

•	Permission for AgFeed to conduct a background investigation, including the right to obtain education, employment and credit information;

•	The number of shares of AgFeed common stock beneficially owned by the candidate, if any;

•
The information that would be required to be disclosed by AgFeed about the candidate under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

•	A signed consent of the nominee to serve as a director of AgFeed, if elected.

Nominees properly proposed by eligible stockholders will be evaluated by the committee in the same manner as nominees identified by the nominating and corporate governance committee.

CORPORATE GOVERNANCE MATTERS

Board Leadership Structure

The board of directors currently separates the roles of Chairman of the Board and President and Chief Executive Officer.  However, we note that our Chairman of the Board is also employed as an officer of AgFeed and is not an “independent director” as defined in the Nasdaq Listing Rules.  We believe that the separation of these roles, while not always necessary, is appropriate at this time to ensure that adequate levels of supervision of the operations and business activities of AgFeed are provided.  We believe that the President and Chief Executive Officer should primarily focus on managing AgFeed’s operations in a manner that executes its corporate strategy.  Conversely, we believe that our Chairman of the Board should primarily focus on leading the board’s oversight of corporate governance matters, monitoring the progress and effectiveness of the President and Chief Executive Officer and management in implementing AgFeed’s corporate strategy, and ensuring that the board of directors is receiving the information it requires to act effectively, including providing proper risk oversight, with sufficient frequency.

Risk Oversight

Each of our directors has a responsibility to monitor and manage risks faced by AgFeed.  At a minimum, this requires the members of the board of directors to be actively engaged in board discussions, review materials provided to them, including financial statements provided to them on monthly and quarterly basis, and know when it is appropriate to request further information from management and/or engage the assistance of outside advisors.  Because risk oversight is a responsibility for each member of the board of directors, the board’s responsibility for risk oversight is not concentrated into a single committee.  Instead, oversight is delegated, to a large degree, to the various board committees with an independent director serving in the capacity of committee chairman. These committees meet formally, as needed, to discuss risks and monitor specific areas of AgFeed’s performance with their findings reported at the next scheduled full meeting of the board of directors.  In addition, we strive to provide a Board infrastructure which encourages directors to ask specific questions or raise concerns by allotting them sufficient time to do so at each meeting and providing them with sufficient amounts of time to review materials in advance of a meeting.

Code of Conduct

We have adopted a code of conduct that applies to our chief executive officer, chief financial officer and all of our other officers, employees and directors, a copy of which may be viewed in the "Corporate Governance" section of our website located at www.agfeedinc.com/investor-relations/corporate-governance or obtained by making a written request to Feng Zhou, Corporate Secretary of AgFeed Industries, Inc., at Suite A1001-1002, Tower 16, Hengmao International Center, Nanchang, Jiangxi Province, China 330003.

Transactions with Related Persons

We are not a party to any transactions required to be disclosed pursuant to Item 404 of Regulation S-K, including any transaction or series of transactions between us and any officer, director or affiliates of AgFeed that has an aggregate value in excess of $120,000.

Related Party Transaction Approval Policy

It is our policy that the audit committee review and approve in advance all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC. If advance approval is not feasible, the audit committee must approve or ratify the transaction at the next scheduled meeting of the committee. Transactions required to be disclosed pursuant to Item 404 include any transaction between AgFeed and any officer, director or certain affiliates of AgFeed that has a value in excess of $120,000. In reviewing related party transactions, the audit committee evaluates all material facts about the transaction, including the nature of the transaction, the benefit provided to AgFeed, whether the transaction is on commercially reasonable terms that would have been available from an unrelated third-party and any other factors necessary to its determination that the transaction is fair to AgFeed. To identify related party transactions, each year, we submit and require our directors and officers to complete director and officer questionnaires identifying any transaction with us or any of our subsidiaries in which the officer or director or their family members have an interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares, except to the extent spouses share authority under applicable law. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. At the close of business on April 26, 2010, we had 45,053,263 shares of common stock outstanding.  In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of April 26, 2010 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

Security Ownership of Certain Beneficial Owners

The table below sets forth information, as of April 26, 2010, concerning each person that is known to us to be the beneficial owner of more than 5% of AgFeed’s common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

5% Stockholders

JunQing Xiong (1) No. 107 Wulonnang, Floor 4 Zhang Gong Qu Guangzhou, China 341000	4,752,152	10.55%

HAP Trading, LLC(2) 33 Whitehall Street, 6th Floor New York City, New York 10004	5,744,895	12.75%

(1)
This information is derived from Amendment No. 1 to Schedule 13D filed jointly by Messrs. JunQing Xiong and Junhong Xiong, our chief executive officer, on January 5, 2009.  Mr. JunQing Xiong has sole voting and dispositive power with respect to 716,078 of these shares.  Under the terms of an Irrevocable Proxy, dated December 2, 2008, Mr. Junhong Xiong maintains sole voting and dispositive power with respect to the remaining 4,036,074 shares that were gifted to JunQing Xiong until December 2, 2011.  All 4,752,152 were also the subject of a Lock-Up Agreement with AgFeed which expired on October 6, 2009.

(2)
This information is derived from the Form 4 filed by HAP Trading, LLC on February 24, 2010.  The shares reported include an American Call Option representing 1,170,000 common stock shares and an American Put Option representing 390,000 common stock shares, which both expired on May 21, 2010.

Security Ownership of Management

The table below sets forth information, as of April 26, 2010, concerning each of our named executive officers; each director; and all of the directors and executive officers as a group.

Name of Named Executive Officer or Director	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers

Junhong Xiong (1)	4,086,074	9.07%

Selina Jin (2)	30,000	*

Gerard Daignault (3)	50,200	*

Songyan Li (4)	1,826,328	4.05%

Lingfang Yan (5)	20,000	*

Non-Executive Directors

K. Ivan F. Gothner	0	—

Lixiang Zhang(6)	10,000	—

All officers and directors as a group (8 persons)	6,022,602	13.37%
*	Less than 1 percent

(1)
See footnote (1) to the “Security Ownership of Certain Beneficial Owners” above.  The shares reported include 50,000 restricted stock shares granted to Mr. Xiong on January 4, 2010 for which he may vote but are not vested.  80% of the restricted stock award will vest on the first anniversary of the grant date, and 10% will vest on the second and third anniversaries of the grant date.

(2)
The shares reported include 20,000 restricted stock shares granted to Ms. Jin on January 4, 2010 for which she may vote but are not vested.  80% of the restricted stock award will vest on the first anniversary of the grant date, and 10% will vest on the second and third anniversaries of the grant date.  The shares reported also include 10,000 shares issuable upon the exercise of currently exercisable options granted to Ms. Lin.  These options expire on April 17, 2014.

(3)
The shares reported include 50,000 restricted stock shares granted to Mr. Daignault on January 4, 2010 for which he may vote but are not vested.  80% of the restricted stock award will vest on the first anniversary of the grant date, and 10% will vest on the second and third anniversaries of the grant date.

(4)
The shares reported include 60,000 restricted stock shares granted to Dr. Li on January 4, 2010 for which he may vote but are not vested.  80% of the restricted stock award will vest on the first anniversary of the grant date, and 10% will vest on the second and third anniversaries of the grant date.

(5)
The shares reported are restricted stock shares granted to Mr. Yan on January 4, 2010 for which he may vote but are not vested.  20% of the restricted stock award will vest on the first anniversary of the grant date, 25% will vest on the second anniversary of the grant date, and 55% will vest on the third anniversary of the grant date.

(6)	The shares reported are restricted stock shares granted to Dr. Zhang on January 4, 2010 for which he may vote but are not vested. The restricted stock award will be 100% vested on the January 5, 2011.

Equity Compensation Plan Information

The following table sets forth information with respect to securities authorized for issuance under our equity compensation plans as of December 31, 2009 applicable to certain directors, officers and employees of the Company, both under the Company's 2008 Long-Term Incentive Plan approved by the stockholders at the 2008 annual meeting and outside the plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column
	(a)	(b)	(a), (c)
Equity compensation plans approved by security holders	190,000	$8.3695	50,000

Equity compensation plans not approved by security holders (1)	20,000	$8.85	0

Total	210,000	$8.4152	50,000

(1)   Includes options granted to two of our independent directors in 2007 outside any plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and persons who are the beneficial owners of more than 10% of our common stock to file reports of their ownership and changes in ownership of our equity securities with the SEC. The reporting persons are required by SEC regulation to furnish us with copies of all Section 16 reports they file. Based on a review of the copies of such forms furnished to us and other written representations that no other reports were required during the year ended December 31, 2009, we believe our directors, executive officers and greater than ten percent beneficial owners timely filed all  Section 16(a) reports required during the year.

EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis (“CD&A”) describes the material elements of compensation paid to our named executive officers in 2009 as well as the objectives and material factors underlying our compensation policies and decisions for these executive officers.

The compensation committee (for purposes of this CD&A, the “Committee”) of the board of directors has responsibility for establishing, implementing and monitoring adherence with AgFeed's compensation philosophy. The Committee ensures that the total compensation paid to our “named executive officers” is fair, reasonable and competitive. Our chairman reviews and revises individual compensation and presents his recommendations to the Committee for its ultimate review and approval.  The chairman participates in Committee meetings to assist the Committee with its understanding of the market in the People’s Republic of China (“PRC”).  Neither the chairman nor our chief executive officer is involved in decisions relating to their respective compensation.

The information in this CD&A explains how the Committee made its compensation decisions for our named executives in 2009. For 2009, our named executive officers were: our executive chairman, Dr. Songyan Li; our chief executive officer and vice chairman, Mr. Junhong Xiong; our chief financial officer, Ms. Selina Jin; and our next two most highly compensated executive officers - our chief operating officer, Mr. Gerard Daignault and our former chief financial officer, Mr. Liangfan Yan, who remains AgFeed’s internal controller.

Compensation Philosophy and Objectives of Our Executive Compensation Program

We maintain the philosophy that determination of compensation for our named executive officers is based on the primary goal of maximizing corporate performance and thereby creating value for you, our stockholders. To achieve this goal we have designed our executive compensation program to achieve the following objectives:

•
Retain and attract qualified executives — The compensation of our executives must be competitive with the organizations with which we compete for talent so that we may attract and retain talented and experienced executives. Our executives have, on average, approximately 20 years of experience in the premix feed and commercial hog production industries.

•
Reward outstanding performance — A significant portion of our executives’ compensation should be subject to corporate performance measures and therefore be “at risk.” Performance-based compensation can vary widely from year to year depending on an executive’s performance and the economic tensions relating to our business.

•
Align compensation with our strategic business objectives — We believe that a component of our executives' compensation should be related to the degree to which we meet or exceed both our short- and long-term strategic business objectives.

•
Align the interests of our executives with those of our stockholders — Equity-based awards can be an effective means of aligning an executive’s financial interests with those of our stockholders by providing value to the executive only if the market price of our stock increases.

2009 Executive Compensation Components

With this in mind, we have created a compensation package designed to reward individual performance based on our short-term and long-term performance and how this performance links to our corporate strategy.  The components of our total compensation for executive officers, including our named executives, are as follows:

Rewarding Short-Term Performance

•	Salary - the fixed amount of compensation for performing day-to-day responsibilities.

Base salaries are intended to provide a minimum level of compensation sufficient to attract and retain an effective management team when considered in combination with the performance-based and other components of our executive compensation program. Base salaries for our named executive officers are determined not only on the basis of the Committee’s assessment of individual performance, but also on the total compensation paid to persons holding equivalent positions by companies in the PRC engaged in similar businesses.

Salaries are reviewed annually to determine if they are equitably aligned within AgFeed and are at sufficient levels to attract and retain top talent. The Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload.

The base salaries for Dr. Li, Ms. Jin and Messrs. Xiong and Daignault are set forth in their employment agreements with AgFeed or Nanchang Best Animal Husbandry Co., Ltd., a subsidiary of AgFeed ("Nanchang Best").  Mr. Daignault’s salary was determined in negotiations between AgFeed and Mr. Daignault and is a key term of his employment agreement.  His base salary was determined in relation to his significant years of experience and the extent of his knowledge of the hog production business in both the United States and China.

•	Bonus - Cash bonus awards earned for achieving our short-term financial goals and other strategic objectives measured over the year.

We may pay discretionary bonuses to incentivize and reward executives based on our overall performance, as well as on the performance of each executive officer’s area of responsibility or operating group. Measures of performance may be financial or strategic. Financial elements are based on a comparison of our revenues and earnings per share year over year.  Strategic elements may include improvements in operations and contributions to our strategic business objectives.

Bonuses paid to our named executive officers are determined by the Committee based on its subjective evaluation of each executive's performance with input from Dr. Li.  Based on Dr. Li's evaluation of each executive's performance during the year, together with the Committee's evaluation of each executive's performance, the executive's relative contribution to our overall performance and the executive's response to unplanned or unforeseen events (i.e., the economic downturn, decreases in the cost of hogs and increased in the cost of certain raw materials), the Committee determines the bonus awards to be paid to the executives.  The Committee places significant emphasis on our financial and strategic performance, the execution and integration of our business acquisitions during the year and the adherence of our executives to our established governance policies.

 Rewarding Long-Term Performance

Long-Term Equity Incentive Awards - may be granted to retain executives, build executive ownership and align compensation with the achievement of our long-term financial goals, creating stockholder value and achieving strategic objectives as measured over multi-year periods.

Executives are eligible for equity awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants under the AgFeed Industries, Inc. 2008 Long-Term Incentive Plan. Awards are made at the discretion of the Committee. The number of shares awarded to any individual depends on individual performance, salary level and competitive data, and the impact that such employee’s productivity may make to stockholder value over time. In addition, in determining the number of stock options, stock appreciation rights, restricted shares, restricted stock units or performance shares to grant to each executive, the Committee reviews the current ownership interest of each executive to determine the whether or not an additional grant will incentivize that individual to make a long term commitment to remain with AgFeed. By giving executives an equity interest in AgFeed, the value of which depends upon stock performance, we seek to further align management and stockholder interests. During 2009, with the exception of a stock option awarded Ms. Jin upon her appointment as our chief financial officer, we did not grant any equity awards to our named officers.

On January 4, 2010, we granted each of our named executive officers restricted stock awards under AgFeed's 2008 Long-Term Incentive Plan.  Dr. Li, Ms. Jin, and Messrs. Xiong and Daignault each received 60,000, 20,000, 50,000, and 50,000, shares of our restricted common stock, respectively.  Of this award, 80% of the restricted shares will vest on the first anniversary of the grant date, and 10% will vest on the second and third anniversaries of the grant date thereafter.

In connection with this annual meeting, we are asking our stockholders to approve AgFeed’s 2010 Long-Term Incentive Plan.  See “Proposal Number Two – Approval of AgFeed Industries, Inc. 2010 Long-Term Incentive Plan” for more information.

Other Elements of Total Compensation

•
Perquisites and Other Personal Benefits - Historically, we have not provided our named executives with perquisites or other personal benefits because it is not customary to provide such perquisites and personal benefits in the PRC.

•
Retirement Benefits - Currently, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any employee, including the named executives (other than a mandatory state pension scheme in which all of our employees in the PRC participate) because it is not customary to provide such benefits and programs in the PRC.

Tax and Accounting Implications

•
Deductibility of Executive Compensation - Pursuant to Section 162(m) of the Internal Revenue Code, compensation in excess of $1 million paid to named executives is not deductible by us, subject to certain exceptions. The Committee has considered the effect of Section 162(m) of the Code on our executive compensation and we believe that the compensation paid to our named executive officers generally is fully deductible for federal income tax purposes.

•
Accounting for Share-Based Compensation - We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. The Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of the company’s compensation policy.

Employment and Severance Agreements

With the exception of Mr. Yan, we maintain written employment or severance agreements (including any that might pertain to a "change-in-control of AgFeed) with our named executive officers.  The provisions of the agreements with these officers are very similar although the base salary and severance terms vary depending on such executive’s position with the AgFeed.  We believe that these agreements help us retain and attract talented executives.  Their employment agreements are more fully discussed in the "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" and the "Potential Payments Upon Termination or Change-in-Control" sections of this document.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with AgFeed's management and, based upon such review and discussion, the compensation committee recommended to our board that the Compensation Discussion and Analysis be included in this proxy statement.

By the compensation committee of the board of directors,
K. Ivan F. Gothner, Chairman
Lixiang Zhang

The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of AgFeed under the Securities Act of 1933 or the Exchange Act, except to the extent that AgFeed specifically incorporates the Compensation Committee Report by reference therein.

Compensation Committee Interlocks and Insider Participation

During fiscal 2009 and as of the date of this proxy statement, none of the members of the compensation committee was or is an officer or employee of AgFeed, and no executive officer of AgFeed served or serves on the compensation committee or board of any company that employed or employs any member of AgFeed's compensation committee or board of directors.

Summary Compensation Table

The following table shows the compensation of each of our named executive officers for the year ended December 31, 2009.

						Non-Equity	Change in Pension Value and Nonqualified
				Option	Stock	Incentive Plan	Deferred	All Other
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Awards ($)(2)	Awards ($)(1)	Compensation ($)	Compensation Earnings ($)	Compensation ($)	Total ($)
Junhong Xiong,	2009	36,000	—	—	—	—	—	—	36,000
Chief Executive Officer and	2008	12,700	40,000	—	—	—	—	—	52,700
Vice Chairman	2007	13,000	5,000	—	—	—	—	—	18,000

Selina Jin, (3)	2009	17,592	—	78,271	—	—	—	—	95,863
Chief Financial Officer

Gerard Daignault, (4)	2009	216,000	—	—	—	—	—	—	216,000
Chief Operating Officer	2008	72,000	22,500	591,261	—	—	—	—	685,761

Songyan Li,	2009	42,000	—	—	—	—	—	—	42,000
Executive	2008	11,600	60,000	—	—	—	—	—	71,600
Chairman	2007	20,000	0	—	—	—	—	—	20,000

Liangfan Yan, (5)	2009	11,000	—	—	—	—	—	—	11,000
Internal	2008	11,000	10,000	—	—	—	—	—	21,000
Controller	2007	11,000	5,000	—	—	—	—	—	16,000

(1)
The salary and bonus for each of the named executives, except Mr. Daignault, was calculated and/or paid in RMB.  The amounts in the foregoing table represent the US dollar equivalent based on a conversion rate of RMB1 = $0.1466 at December 31, 2009 and December 31, 2008 and RMB1 = $0.137088 at December 31, 2007.

(2)
The aggregate fair value of the stock option awards were calculated as of the grant date utilizing the  Black-Scholes option-pricing model and in accordance with FASB ASC Topic 718. The assumptions used in the Black-Scholes option-pricing model are disclosed in AgFeed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and filed on March 8, 2010.  Mr. Daignault and Ms. Jin received their option grant in connection with the employment agreements they signed upon becoming the chief operating officer and chief financial officer of AgFeed, respectively.

(3)	Ms. Jin became our chief financial officer on April 15, 2009.

(4)	Mr. Daignault joined AgFeed as its chief operating officer in August 19, 2008.

(5)	Mr. Yan served as our chief financial officer until April 15, 2009. Mr. Yan remains AgFeed's internal controller.

Grants of Plan-Based Awards

The following table provides information on grants of plan-based awards in the year ended December 31, 2009 to each of our named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards:		Grant Date
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stocks or Units (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Fair Value of Stock and Option Awards ($)(1)

Junhong Xiong	—	—	—	—	—	—	—	—	—	—	—
Selina Jin	4/17/2009	—	—	—	30,000	—	—	—	—	3.30	78,271
Gerald Daignault	—	—	—	—	—	—	—	—	—	—	—
Songyan Li	—	—	—	—	—	—	—	—	—	—	—
Liangfan Yan	—	—	—	—	—	—	—	—	—	—	—

(1)
The aggregate fair value of the stock option awards were calculated as of the grant date utilizing the  Black-Scholes option-pricing model and in accordance with FASB ASC Topic 718. The assumptions used in the Black-Scholes option-pricing model are disclosed in AgFeed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and filed on March 8, 2010.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.

For 2009, the only compensation earned by our named executives was their salary and the stock option award received by Ms. Jin in connection with her becoming our chief financial officer in April 2009.  In the future, the named executive officers may be eligible to receive other forms of compensation.  However, in 2009, Dr. Li and Mr. Xiong entered into employment agreements with Nanchang Best on June 25, 2009 and Ms. Jin entered into an employment agreement with AgFeed on April 15, 2009, as Mr. Daignault had upon his appointment as chief operating officer on August 19, 2008 with Nanchang Best.   Mr. Yan does not have an employment agreement with us.

The initial term of each employment agreement is three years.  The agreement term automatically renews for successive biennial terms unless terminated in advance of the end of the initial term or any renewal term.

Each agreement sets forth the following: (i) the executive’s initial annual base salary, (ii) a potential bonus, (iii)  vacation time, and (iv) reimbursement of pre-approved business expenses.  In addition, Mr. Daignault is entitled to living expenses while traveling in the People's Republic of China.   The annual base salary for each Messrs. Xiong and Daignault, and Dr. Li and Ms. Jin are: $36,000, $216,000, $42,000, and RMB120,000, respectively.  The compensation committee may in their discretion increase or decrease these base salary amounts after one year.

In the event of the executive’s termination without "cause," or in the event of death or disability or a "constructive termination," the employment agreements provide a lump-sum  severance amount commensurate with the length of his service and/or position.  See “Potential Payments upon Termination or Change-in-Control” below.

Additionally, Mr. Daignault was granted a stock option under his employment agreement to acquire 100,000 shares of AgFeed's common stock, par value $0.001 per share, under AgFeed's 2008 Long-Term Incentive Plan, which vest in two installments: 66,667 shares vesting on the second anniversary of the grant date and 33,333 shares vesting on the third anniversary of the grant date, provided that Mr. Daignault remains employed by AgFeed on such vesting dates.  Mr. Daignault’s stock options have an exercise price of $9.32 per share and an expiration date of September 25, 2013.  Pursuant to her employment agreement, Ms. Jin was granted a stock option to acquire 30,000 shares of AgFeed’s common stock under AgFeed's 2008 Long-Term Incentive Plan.  Ms. Jin’s options vests ratably at 10,000 options per year beginning on April 17, 2010.  Ms. Jin’s options have an exercise price of $3.30 per share and expire on April 17, 2014.

Outstanding Equity Awards at December 31, 2009

The following table sets forth certain information with regard to all unexercised options and other unvested stock or equity plan awards held by our named executive officers at December 31, 2009.

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Junhong Xiong	—	—	—	—	—	—	—	—	—
Selina Jin	—	—	30,000	3.30	4/17/2014	—	—	—	—
Gerald Daignault	—	—	100,000	9.32	9/25/2013	—	—	—	—
Songyan Li	—	—	—	—	—	—	—	—	—
Liangfan Yan	—	—	—	—	—	—	—	—	—

 Option Exercises and Stock Vested Table.

There were no exercises of stock options by, or stock awards vested for, the named executive officers in the year ended December 31, 2009.

Pension Benefits

We do not provided our named executive officers defined benefit plan in connection with their retirement.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not provide our named executive officers any compensation pursuant to a nonqualified plan.

Potential Payments upon Termination or Change-in-Control

In the event of our named executive’s termination without "cause," or in the event of death or disability or a "constructive termination," they will be entitled to receive a lump sum severance amount as follows:

Songyan Li	Junhong Xiong	Selina Jin	Gerald Daignault
$250,000	$200,000
o      $3,000, if such termination or constructive termination occurs on or before April 15, 2010;

o      $6,500, if such termination or constructive termination occurs after April 15, 2010 but on or before April 15, 2011; or

o      $10,000, if such termination or constructive termination occurs after April 15, 2012

o      $60,000, if such termination or constructive termination occurs after August 19, 2009 but on or before August 19, 2010; or

o      $100,000, if such termination or constructive termination occurs after August 19, 2010.

Additionally, in the event of Mr. Daignault's or Ms. Jin’s termination without cause, or in the event of their death or disability or a constructive termination, the options granted to them shall vest immediately and may be exercised in full or in part within one (1) year from the date of termination, death or disability, or constructive termination.

In the event that the executive voluntarily terminates his or her employment, or if AgFeed or Nanchang Best, as applicable, terminates the executive’s employment for "cause", such executive shall not be entitled to any severance payment.  The effect of any other termination on options granted to Mr. Daignault  and Ms. Jin shall be the immediate cancellation and forfeiture of any unexercised portion of the option (whether or not vested).

"Cause" has been defined to mean (1) a refusal, failure, or inability to perform any reasonable assigned duties; (2) a material breach or violation of the employment agreement; (3) conduct by the executive that constitutes gross negligence or willful misconduct; (4) material failure to follow AgFeed's policies, directives, or orders applicable to AgFeed employees holding comparable positions; (5) intentional destruction or theft of AgFeed property or falsifications of AgFeed documents; (6) conviction of a felony or any crime involving moral turpitude or a misdemeanor where imprisonment in excess of fifteen (15) days is imposed; or (7) violation of AgFeed's code of conduct.

"Constructive termination" has been defined to mean: (1) material reduction of the scope of the executive’s duties for forty (40) consecutive "business days," (2) a material reduction in the executive’s base salary, or (3) the continued assignment to the executive of any duties materially inconsistent with the level of his position; provided that none of the foregoing events shall be deemed to result in a constructive termination if the executive consents to such events or if such events are the result of actions of AgFeed (or Nanchang Best, as applicable) or its board of directors that are otherwise applicable to all of our officers.

A "business day" has been defined to mean any day other than a Saturday, Sunday or legal holiday, or a day on which commercial banks in Beijing, China are authorized or required by law to close.

Based on the foregoing analysis, in the event that the each of the following executives’ employment was terminated as of December 31, 2009, the executives would be entitled to the payments described below.  Options which vest upon a termination event would remain exercisable until December 31, 2010.

	Songyan Li	Junhong Xiong	Selina Jin	Gerald Daignault
Termination without cause	$250,000	$200,000	$3,000 plus vesting of 30,000 stock options	$60,000 plus vesting of 100,000 stock options

Termination as a result of the executive’s death or disability	$250,000	$200,000	$3,000 plus vesting of 30,000 stock options	$60,000 plus vesting of 100,000 stock options

Constructive Termination	$250,000	$200,000	$3,000 plus vesting of 30,000 stock options	$60,000 plus vesting of 100,000 stock options

Voluntary termination by employee	$0	$0	$0 plus unvested options cancelled and forfeited	$0 plus unvested options cancelled and forfeited

Termination for Cause	$0	$0	$0 plus unvested options cancelled and forfeited	$0 plus unvested options cancelled and forfeited

Pursuant to the employment agreements, each of the executives has agreed that for a period of twelve (12) months following his or her termination, the executive will not, and will not assist anyone else to, directly or indirectly solicit or induce any of AgFeed’s employees to terminate their employment with AgFeed or divert, interfere with or take away from AgFeed any person, company or entity which, within the six month period immediately preceding the executive’s termination date, was an investor, customer, client, supplier, business partner, prime contractor, subcontractor, employee or independent contractor of AgFeed.

 For a period of twelve (12) months after the termination date, each of the executives agreed  that he or she will not, directly or indirectly, as an equity owner, director, employee, consultant, lender, agent or in any other capacity, (1) engage or participate in, or have any interest in any corporation, entity or other person that engages or participates in any actual, contemplated, or proposed business or activity engaged or participated in by AgFeed or their subsidiaries on the executive’s  termination date, or (2) engages or participate in, or have an interest in any corporation, entity or other person that participates in a merger, acquisition or consolidation with AgFeed or any of their subsidiaries.

Director Compensation

The following table provides information concerning the compensation of our non-executive directors accrued for the period ended December 31, 2009.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

K. Ivan F. Gothner (1)	15,000	—	—	—	—	—	15,000
Fredric Rittereiser (2)	50,000	—	—	—	—	—	50,000
Arnold Staloff (3)	86,000	—	—	—	—	—	86,000
Lixiang Zhang (4)	14,662	—	—	—	—	—	14,662

(1)	Mr. Gothner became a director of AgFeed on December 14, 2009.
(2)	Mr. Rittereiser retired on December 14, 2009.
(3)	Mr. Staloff resigned effective July 6, 2010.
(4)	Dr. Zhang received annual base compensation in Chinese Yuan Renminbi (RMB) of RMB100,000. Based on a conversion rate of RMB1 = $0.1466 at December 31, 2009, this was approximately $14,662 for 2009.

Narrative to Director Compensation Table.

Our executive chairman and chief executive officer do not receive any compensation for serving on the board of directors.  For 2009, our board paid the following annual compensation to our independent directors.  Mr. Rittereiser received a $50,000 cash retainer for the year, paid in equal quarterly installments.  Mr. Staloff received a $86,000 cash retainer for the year, paid in equal quarterly installments.  Dr. Zhang received a RMB100,000 cash retainer for the year, paid in equal quarterly installments.

Our board has agreed to pay the following annual compensation to our independent directors for 2010.  Mr. Gothner is entitled to receive an $80,000 annual cash retainer, paid in equal quarterly installments.  Mr. Staloff was entitled to receive a $44,000 annual cash retainer, paid in equal quarterly installments, which will be paid pro rata to reflect his departure.  Dr. Zhang is entitled to receive an RMB100,000 annual cash retainer, paid in equal quarterly installments.

Each of the independent directors has abstained from discussions of, and voting on, the setting of his individual compensation.

EXECUTIVE OFFICERS

Our executive officers, in addition to Dr. Li and Mr. Xiong, are listed below:

Selina Jin	35
Ms. Jin was appointed our chief financial officer on April 15, 2009. Ms. Jin joined AgFeed as its assistant chief financial officer in June 2008. Prior to joining AgFeed, Ms. Jin was employed as chief financial officer of Changsha Zhan Hong Energy Chemical Co. Ltd. from 2004 to 2006.  From 2003 to 2004, Ms. Jin was assistant chief executive officer at Citia International Ltd. N. Z., Ms. Jin was an assistant professor in the Business School of Central South University from 1997 to 2003. Ms. Jin received her bachelor’s degree in accounting from Hunan University in 1997 and her M.B.A. in finance and accounting from Shanghai University of Finance and Economics in 2008.  Ms. Jin is a member of the China Association of Chief Financial Officers and the Institute of Management Accountants and the International Financial Management Association.

Gerard Daignault	51
Mr. Daignault has served as our chief operating officer since August 2008.  Prior to joining AgFeed, Mr. Daignault served as founder and managing director of Spectrum Agribusiness LLC from October 2007 until August 2008. Prior to founding Spectrum Agribusiness, Mr. Daignault served as chief financial officer and director of finance for PIC North America, Inc., an international leader in providing genetically superior pig breeding stock and technical support for maximizing genetic potential to the global pork chain, from May 2004 to October 2007 through the acquisition by Genus PLC of Sygen PLC (parent company of PIC North America, Inc.) in December 2005. During his over 27 year career, Mr. Daignault has held a number of financial and managerial positions including 18 years at the chief financial officer level for domestic and international agribusiness, including Purina Mills LLC, PMAG Products (a subsidiary of Tate & Lyle, N.A.), and Newsham Hybrid Genetics. He received a bachelor’s degree in finance and accounting from the University of Missouri in 1979.

In addition to our current executive officers listed above, Mr. Liangfan Yan, age 56, served as our chief financial officer from 2006 to April 15, 2009. As of April 15, 2009, Mr. Yan became AgFeed's internal controller.  Mr. Yan has almost two decades of accounting and auditing experience.  Prior to joining AgFeed, Mr. Yan served as financial controller for the New Hope Group, China's largest animal nutrition company with almost $2 billion in annual sales from 2001 to 2006. Prior to position with New Hope, he was a senior manager at a major accounting firm in Chengdu, China. Mr. Yan is a registered C.P.A. and holds a bachelor of arts degree in accounting from the Correspondence College of Economics in Beijing.

PROPOSAL NUMBER ONE
ELECTION OF DIRECTORS

Our charter documents require our entire board of directors to be elected annually. Our board has designated the four individuals listed below as candidates for election. None of the nominees has a family relationship with the other nominees, any existing director or any executive officer of our company.  Each is currently serving as a director. Unless otherwise specified in the proxy card, the proxies solicited by the board will be voted “FOR” the election of these candidates.

Songyan Li
K. Ivan F. Gothner
Junhong Xiong
Lixiang Zhang

You may find additional information about each of the nominees under the heading "Information About Our Board of Directors," beginning on page 4 of this document.  In case any of these candidates becomes unavailable to stand for election to the board, an event that is not anticipated, the proxy holders will have full discretion and authority to vote or refrain from voting for any substitute nominee in accordance with their judgment.

The terms of directors elected at the annual meeting expire at the 2011 annual meeting or as soon thereafter as their successors are duly elected and qualified. The board has no reason to believe that any of the nominees will be unable or unwilling to serve as a director if elected.

Directors are elected by a plurality vote of shares present at the meeting, meaning that the nominee with the most affirmative votes for a particular seat is elected for that seat. If you do not vote for a particular nominee, or if you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

The board of directors unanimously recommends that you vote
“FOR” the election of each nominee listed above.

Director Qualification Standards

Our nominating and corporate governance committee has created a set of criteria to assist them in identifying, evaluating and recommending candidates to become members of our board of directors.  The goal of these guidelines is to create a balance of knowledge and experience that serve the long-term interests of AgFeed and our stockholders.  We do not maintain a formal diversity policy for the selection of board members.  Diversity is one of many factors we consider in the selection of our directors. Among such other factors and criteria the committee considers and evaluates each director-candidate upon, include, but are not limited to:

•	Whether the candidate is independent pursuant to the requirements of the Nasdaq Listing Rules;

•	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with AgFeed's image and reputation;

•
Whether the candidate has the ability to read and understand basic financial statements.  The committee will also determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the SEC;

•	Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise;

•	Whether the candidate has knowledge of AgFeed and issues affecting it;

•	Whether the candidate is committed to enhancing stockholder value;

•	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company;

•	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility;

•	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of board membership;

•	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest;

•	Whether the candidate is able to develop a good working relationship with other board members and contribute to the board’s working relationship with our senior management; and

•	Whether the candidate is able to suggest business opportunities to AgFeed.

PROPOSAL NUMBER TWO
APPROVAL OF AGFEED INDUSTRIES, INC. 2010 LONG-TERM INCENTIVE PLAN

            We propose to adopt the AgFeed Industries, Inc. 2010 Long-Term Incentive Plan (the "2010 Plan").  The complete text of the 2010 Plan is attached as Appendix A to this proxy statement.  To the extent the summary description below differs from the 2010 Plan text attached in Appendix A, the text of the 2010 Plan governs the terms and provisions of the 2010 Plan.

The 2010 Plan is designed to advance our interests and those of our stockholders by providing incentives to certain employees and individuals who perform services for us.  The 2010 Plan will be administered by the compensation committee, upon consultation with management and the Board as appropriate, which will have the exclusive power to select the eligible persons to be granted awards under the 2010 Plan, to determine the type, size, terms and conditions of any awards that have been granted, to determine the time when awards will be granted, to establish performance measures, to make any adjustments necessary or desirable as a result of the granting of awards to eligible persons located outside the United States and to prescribe the form of the agreements evidencing awards made under this plan.

The compensation committee will also have the authority to interpret the 2010 Plan and the awards granted under the 2010 Plan, to establish, amend and rescind any rules and regulations relating to the 2010 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2010 Plan, including the reconciliation of any defect, omission or inconsistency in the plan or in any award made under the 2010 Plan.  The compensation committee may also, in its sole discretion, determine whether a participant has terminated employment with, or ceased to perform services for, us and the effect, if any, such termination will have on any award granted under the 2010 Plan.

Any awards under the 2010 Plan will be at the discretion of the compensation committee.  The compensation committee has not approved any awards that are conditioned on stockholder approval of this proposal.

The board has adopted the 2010 Plan subject to stockholder approval of the 2010 Plan.  Absent such approval, the 2010 Plan will not become effective.  Therefore, it is not possible at present to determine the amount or form of any award that will be granted or available for grant to any person in the future.  Because our executive officers and directors are eligible to receive awards under the 2010 Plan, they may be deemed to have a personal interest in the adoption of this proposal.

The principal components of the 2010 Plan are as follows:

Types of Awards.  The 2010 Plan authorizes the following awards, each of which we may grant alone or in any combination:  (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance grants, and (vi) other share-based awards deemed by the compensation committee, in its discretion, to be consistent with the purposes of the 2010 Plan.

Participation.  Consistent with the purposes of the 2010 Plan, the compensation committee will have exclusive power to select the persons who may participate in this plan and may grant awards under the 2010 Plan to full or part-time employees or other individuals who perform services for the Company or a parent, subsidiary or affiliate, including, directors who are not employees and consultants and independent contractors who perform services for the Company or a parent, subsidiary or affiliate.

Maximum Number of Shares that May be Issued/Award Limitations.  The maximum aggregate number of our common shares available for issuance under Awards granted under the 2010 Plan, including "incentive stock options," will be 3,000,000. Pursuant to the terms of the 2010 Plan and subject to possible adjustments provided for in the plan, no eligible person may receive in any one fiscal year:

•	stock options or stock appreciation rights for more than 500,000 common shares;
•	performance grants (denominated in common shares) for more than 500,000 common shares; and
•	performance grants (denominated in cash) for more than $500,000.

If any award terminates, lapses, is forfeited, or cancelled, or is otherwise settled without the delivery of the full number of common shares underlying the award, including common shares withheld to satisfy tax withholding obligations, then the common shares underlying the award, to the extent of any such forfeiture, termination, lapse, cancellation, payment, etc., will again be available for issuance under the 2010 Plan but if a stock appreciation right is granted in tandem with another award, shares subject to a stock appreciation right granted in tandem with an option that expire without either the tandem stock appreciation right or associated option being exercised or that are forfeited will again be available for future grants of Awards, provided that each share associated with such tandem stock appreciation right and the associated option will only count as one share.  Further, in the event of the surrender of an option, or a portion of it, to exercise a tandem stock appreciation right, the shares represented by the option or that part of it that is surrendered, will not be available for reissuance under the 2010 Plan.  Conversely, in the event of the surrender of stock appreciation rights, or a portion of it, to exercise the associated option, the shares represented by the stock appreciation rights or that part of it that is surrendered, will not be available for reissuance.

Stock Options.  The 2010 Plan permits the granting of options, both incentive stock options and nonqualified stock options, to purchase shares of stock.  Incentive stock options may only be granted to our employees or the employees of our parent or subsidiaries within the meaning of Code Sections 424(e) and (f).  Our compensation committee determines the number of shares that are to be subject to each stock option and establishes the exercise price at the time each option is granted.  The 2010 Plan provides that the option exercise price for each share covered by an option, including incentive and nonqualified stock options, will not be less than the fair market value of a share of our common stock on the date the option is granted and that the term of the option may not exceed ten years from the grant date.  The exercise price of an incentive stock option exercisable for the first time by an employee during any calendar year may not exceed $100,000.

In the case of an incentive stock option granted to an individual who owns more than ten percent of the voting power of all classes of our stock or that of our parent or subsidiaries, the exercise price will not be less than 110% of the fair market value of a share of common stock on the grant date, and the term of the option may not exceed five years from the grant date.

Stock Appreciation Rights.  Upon a participant’s exercise of a stock appreciation right award, the participant is entitled to receive, without payment to us, the number of shares having an aggregate value equal to the excess of the fair market value of one common share, at the time of such exercise, over the exercise price, times the number of common shares subject to the award, or portion of the award, that is so exercised.  A stock appreciation right must have an exercise price of no less than the fair market value of shares covered by the right on the date of grant and will not be exercisable after the expiration of ten years from the date it is granted.  The terms of a stock appreciation right may provide that it will be deemed to have been exercised at the close of business on the business day preceding the expiration date of the stock appreciation right, or such other date as specified by the compensation committee, if at such time such stock appreciation right has a positive value.

Restricted Stock and Restricted Stock Units.  We may also grant restricted stock and restricted stock units under the 2010 Plan.  The standard vesting schedule applicable to awards of restricted stock and restricted stock units will provide for vesting of such awards, in one or more increments, over a service period of no less than three years but this limitation does not apply to awards that we make to our non-employee directions and must not adversely affect a participant’s rights under another plan or agreement with us.  A recipient of restricted stock will have the right to vote such shares and to receive dividends or other distributions made or paid with respect to such shares.  The compensation committee may also grant associated awards of dividend equivalents to recipients of restricted stock units.

Performance Grants.  Our compensation committee may grant performance grants to eligible persons in the form of cash, shares, or any other form of award issuable under the 2010 Plan.  The compensation committee will have the sole and complete authority to determine the value of any performance grant to be awarded, the performance period, and the performance criteria to be satisfied within the award period.  In relation to any performance grant, the performance period may consist of one or more calendar years or other fiscal period of at least 12 months in length for which performance is being measured.  Performance measures may be determined either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary of us, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous fiscal years’ results or to a designated comparison group, in each case as specified by the committee.

With respect to awards that are intended to be performance-based under Code Section 162(m), our compensation committee will establish written objective performance goals for each performance period relating to one or more of the following performance measures:  cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation, and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; stock price; return on equity; total or relative increases to stockholder return; return on invested capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration, and other non-financial operating and management objective performance measures.

To the extent consistent with Code Section 162(m), our compensation committee may determine, at the time the performance goals are established, that certain adjustments will apply, in whole or in part, to exclude the effect of any of the following occurrences: the impairment of tangible or intangible assets, litigation or claim judgments or settlements, the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, business combinations, reorganizations, and/or restructurings, including, but not limited to, reductions in force and early retirement incentives, currency fluctuations, and any extraordinary, unusual, infrequent or non-recurring items, including, but not limited to, such items described in management’s discussion and analysis of financial condition and results of operations or the financial statements or notes appearing in our annual report for the applicable period.

In addition, the compensation committee may, in its sole discretion, establish additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any performance grant and may also retain the discretion to reduce the amount of a performance grant to an eligible person if it concludes that such reduction is necessary or appropriate.

Other Share-Based Awards.  We may also grant other share-based awards under the 2010 Plan.  An “Other Share-Based Award” consists of any right that is not an award described above; and an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as deemed by our compensation committee to be consistent with the purposes of the 2010 Plan.  Subject to the terms of the 2010 Plan and any applicable award agreement, the compensation committee will determine the terms and conditions of any such Other Share-Based Award.

Code Section 409A. To the extent any awards under the 2010 Plan are subject to Code Section 409A, we intend that the awards do not result in adverse taxes consequences under Code Section 409A.

Transferability.  No awards granted under the 2010 Plan or any right thereto will be assignable or transferable by a participant except by will or by the laws of descent and distribution; provided, however, the compensation committee may permit a transfer to a “permitted transferee,” as defined in the 2010 Plan.

Deferred Payment of Awards.  The payment of awards granted pursuant to the 2010 Plan may, in certain instances, be deferred until a later date, at the compensation committee’s sole discretion, in accordance with the provisions of Code Section 409A, but no deferral will be permitted with respect to stock options or stock appreciation rights.

Amendment or Substitution of Awards.  Our compensation committee may amend or modify any outstanding award granted under the 2010 Plan in its discretion in any manner that it deems appropriate, so long as the committee could grant such amended or modified award under the terms of the 2010 Plan at the time of such amendment or modification and the amendment or modification will not:

•
accelerate the vesting or exercisability of any awards other than in connection with a participant’s death, disability, retirement, or a change in control or other transaction contemplated by the 2010 Plan but this limitation will not apply to

o	awards for up to five percent of the aggregate number of common shares authorized for issuance under the 2010 Plan, or

o	any performance grant the payment of which remains contingent upon the attainment of the performance goal; or

•	adversely affect in a material manner any right of a participant under the awards without his or her written consent.

Notwithstanding, our compensation committee is authorized to modify, amend, or terminate any or all of the provisions of an award to the extent necessary to conform the provisions of the award with Code Section 162(m), Code Section 409A, or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination will adversely affect the rights of a participant.  Our compensation committee may also, in its discretion, permit award holders to surrender outstanding awards in order to exercise or realize the rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the 2010 Plan.

Dilution and Other Adjustments.  In the event a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, shares, other of our securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of common shares or other of our securities, issuance of warrants or other rights to purchase shares or other of our securities or other similar corporate transaction or event affects our  shares such that the compensation committee determines that an adjustment is necessary to maintain the proportionate number of shares available under the 2010 Plan or subject to awards without changing the aggregate exercise or settlement price, then the compensation committee will have the authority to make certain equitable terminations and/or adjustments to the 2010 Plan and awards made thereunder, including:

•	the authority to adjust:

o	the aggregate shares available under the 2010 Plan or the individual maximum number of shares that we may grant as stock options, stock appreciation rights, or performance grants under the 2010 Plan;

o	the authority to adjust the number of shares subject to outstanding awards; and

o	the exercise or settlement price of any outstanding awards;

•	the authority to provide for an equivalent award or substitute award in respect of the surviving entity of any merger, consolidation, or other transaction or event having a similar effect; or

•
the authority to provide for a cash payment to the holder of an outstanding award as long as such payment does not affect the status of any award intended to qualify as performance-based compensation under Code Section 162(m) or as an incentive stock option or result in any adverse tax consequences under Code Section 409A.

Plan Amendment or Suspension. The 2010 Plan may be amended or suspended in whole or in part at any time from time to time by the compensation committee but no such change or amendment will be made without stockholder approval if the compensation committee determines such approval is necessary or desirable to qualify for or comply with any tax or regulatory requirement or other applicable law.  No amendment to the 2010 Plan will adversely affect in a material manner any right of any participant with respect to any award previously granted without such participant’s written consent, except where such amendment is necessary to conform the provisions of the award to Code Section 162(m), Code Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto.

Plan Termination.  The 2010 Plan will terminate upon the earlier of the adoption of a resolution of the board terminating the 2010 Plan; or the tenth anniversary of the adoption of the 2010 Plan by our stockholders.

Federal Tax Consequences.  The following is a brief summary of the principal United States federal income tax consequences applicable to participants in the 2010 Plan and to us us, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed.  This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local, or foreign tax consequences.  The 2010 Plan is not subject to the protective provisions of ERISA and is not qualified under Code Section 401(a).

Incentive Stock Options

Options issued under the 2010 Plan and designated as incentive stock options are intended to qualify under Code Section 422.  Under the provisions of Code Section 422, an optionee who has been granted an incentive stock option will not recognize income and we will not be entitled to a deduction at the time of the grant or exercise of the option but the difference between the value of the common stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax.  The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the common stock is at least two years from the date the option was granted and at least one year from the date the option was exercised.  If this holding period is satisfied, any gain or loss realized on a subsequent disposition of the common stock is treated as a long-term capital gain or loss.  If this holding period is not met, then, upon such “disqualifying disposition” of the common stock, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock at the time of exercise over the exercise price limited, however, to the gain on sale.  Any further gain (or loss) realized by the optionee generally is taxed as short- or long-term capital gain (or loss) depending on the holding period.  If the optionee recognizes ordinary income upon a disqualifying disposition, we generally will be entitled to a tax deduction in the same amount.

Nonqualified Stock Options and Stock Appreciation Rights

An optionee will generally not recognize income at the time a nonqualified stock option is granted.  Rather, the optionee recognizes compensation income only when the nonqualified stock option is exercised.  The amount of income recognized is equal to the excess of the fair market value of the common stock received over the sum of the exercise price plus the amount, if any, paid by the optionee for the nonqualified stock option.  We are generally entitled to a tax deduction in an amount equal to the compensation income recognized by the optionee.  Upon a subsequent disposition of the common stock acquired under a nonqualified stock option, the optionee will realize short-term or long-term capital gain (or loss) depending on the holding period.  The capital gain (or loss) will be short-term if the common stock is disposed of within one year after the nonqualified stock option is exercised, and long-term if the common stock was held more than 12 months as of the sale date.

Stock appreciation rights are treated very similarly to nonqualified stock options for tax purposes.  A participant receiving a stock appreciation right will not normally recognize any taxable income upon the grant of the stock appreciation right.  Upon the exercise of the stock appreciation right, the participant will recognize compensation taxable as ordinary income equal to either the cash received upon the exercise; or if common stock is received upon the exercise of the stock appreciation right, the fair market value of the common stock received.  We will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the participant.

Restricted Stock

A participant that receives a restricted stock award under the 2010 Plan will normally not be required to recognize income for federal income tax purposes at the time of grant, nor are we entitled to any deduction, to the extent that the common stock awarded has not vested (i.e., subject to a substantial risk of forfeiture).  When any part of a restricted stock award vests, the participant will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested common stock on the vesting date (less the amount, if any, paid for the stock).  The participant may, however, make an election, referred to as a Section 83(b) election, within thirty days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the fair market value of the common stock on the grant date.  If a Section 83(b) election has not been made, any dividends received with respect to the restricted stock award prior to the lapse of the restrictions will be treated as additional compensation that is taxable as ordinary income to the participant.  We will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income.  Upon the sale of the vested common stock, the participant will realize short-term or long-term capital gain or loss depending on the holding period.

Restricted Stock Units

Under current tax law, a participant who receives restricted stock units will not recognize taxable income for federal income tax purposes until the common stock underlying the restricted stock units are actually issued to the participant.  Upon issuance of common stock, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the common stock received, and we will be entitled to a corresponding deduction.  If the participant is an employee, the participant will be subject to Social Security and Medicare taxes at the time the restricted stock units vest, even though none of the common stock underlying the restricted stock units is issued at that time.  However, no additional Social Security or Medicare taxes will be due when the common stock subject to the vested restricted stock units is subsequently issued (even if that the market value of the common stock has increased).

Performance Grants

A participant generally will not recognize income upon the grant of a performance award.  Upon payment of the performance grant, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance grant is payable in common stock, the fair market value of the common stock received.  When the participant recognizes ordinary income upon payment of a performance award, we will generally be entitled to a tax deduction in the same amount.

Unrestricted Stock

The tax consequences of receiving common stock pursuant to a stock award under the 2010 Plan is similar to receiving cash compensation from us, unless the common stock awarded is restricted stock (i.e., subject to a substantial risk of forfeiture).  If the shares of common stock are unrestricted (i.e., not subject to a substantial risk of forfeiture), the participant must recognize ordinary income equal to the fair market value of the common stock received less any amount paid for common stock.

Limitations on our Deductions; Consequences of Change of Control

With certain exceptions, Code Section 162(m) limits our deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally our Chief Executive Officer and four other highest-paid executive officers).  Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Code Section 162(m).  If our stockholders approve the 2010 Plan, we believe that stock options, stock appreciation rights and performance grants (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the 2010 Plan will satisfy the requirements of qualified performance-based compensation and therefore we will be entitled to a full deduction with respect to such awards.  In addition, if our “change of control” causes awards under the 2010 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject the participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of our deductions under Code Section 280G.

Code Section 409A

Awards under the 2010 Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A.  We intend that all awards under the 2010 Plan will not result in adverse tax consequences under Code Section 409A.  In certain cases, however, Code Section 409A may impose upon a participant certain taxes or interest charges for which the participant is responsible.  In no event does Code Section 409A limit our deduction with respect to compensation paid to a participant.

The board of directors unanimously recommends a vote “FOR” Proposal Two approving the AgFeed Industries, Inc. 2010 Long-Term Incentive Plan.

PROPOSAL NUMBER THREE
RATIFICATION OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 The audit committee of our board of directors has selected Goldman Kurland Mohidin LLP to serve as our independent registered public accounting firm to audit the books and accounts of our company and its subsidiaries for the fiscal year ending December 31, 2010.

Stockholder ratification of the selection of Goldman Kurland Mohidin LLP as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the board of directors is submitting the selection of Goldman Kurland Mohidin LLP to stockholders for ratification as a matter of good corporate governance.  If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Representatives of Goldman Kurland Mohidin LLP will not be present at the annual meeting to answer questions. The shares represented by your proxy will be voted for the ratification of the selection of Goldman Kurland Mohidin LLP unless you specify otherwise. Goldman Kurland Mohidin LLP has served as our independent registered public accounting firm since 2006.

The board of directors unanimously recommends that you vote
“FOR” Proposal Three ratifying the appointment of  Goldman Kurland Mohidin LLP as our independent public accounting firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of Goldman Kurland Mohidin LLP has been selected by the audit committee of our board as the independent registered certified public accounting firm to audit the books and accounts of our company and its subsidiaries for the fiscal year ending December 31, 2009. This firm has served as independent public accountants for our company since 2006. A representative of Goldman Kurland Mohidin LLP is not expected to be present at the annual meeting.

The following table sets forth fees billed to us by Goldman Kurland Mohidin LLP for professional services rendered for 2009 and 2008:

	2009	2008
Audit Fees	$285,000	$304,000
Audit-Related Fees	$10,000	10,000
Tax Fees	0	0
All Other Fees	0	0

Total	$295,000	$314,000

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our consolidated financial statements for fiscal years 2009 and 2008, respectively, for the reviews of the financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by Goldman Kurland Mohidin LLP in connection with statutory and regulatory filings or engagements for the relevant fiscal year.

Audit-Related Fees. This category includes the aggregate fees billed during the period for fiscal years 2008 and 2007, respectively, for assurance and related services by Goldman Kurland Mohidin LLP that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for due diligence accounting consultation with respect to our registration statements and agreed-upon procedure reports.

Tax Fees. This category includes tax preparation, tax compliance and tax advice.

All Other Fees.  This category includes This category includes all accounting services which are not included in the foregoing categories.  Goldman Kurland Mohidin LLP did not provide any such services for AgFeed in 2009 or 2008.

The audit committee has considered the compatibility of the non-audit services performed by and fees paid to Goldman Kurland Mohidin LLP in fiscal year 2009 and has determined that such services and fees were compatible with the independence of the accountants. During fiscal year 2009, Goldman Kurland Mohidin LLP did not utilize any personnel in connection with the audit other than its full-time, permanent employees.

Policy for Approval of Audit and Non-audit Services. The audit committee has adopted an approval policy regarding the approval of audit and non-audit services provided by the independent accountants, which approval policy describes the procedures and the conditions pursuant to which the audit committee may grant general pre-approval for services proposed to be performed by our independent accountants. All services provided by our independent accountants, both audit and non-audit, must be pre-approved by the audit committee. Our audit committee has delegated to the chairman of the audit committee the authority to grant pre-approvals of non-audit services provided by Goldman Kurland Mohidin LLP. The decisions of the chairman of the audit committee to pre-approve such a service are required to be reported to the audit committee at its next regularly scheduled meeting.

In determining whether to approve a particular audit or permitted non-audit service, the audit committee will consider, among other things, whether such service is consistent with maintaining the independence of the independent accountant. The audit committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service to our company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.

All services provided by Goldman Kurland Mohidin LLP for the year ended December 31, 2009 were approved in accordance the foregoing policy.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed and discussed with management of AgFeed and Goldman Kurland Mohidin LLP, AgFeed's independent registered public accounting firm, the audited financial statements of AgFeed as of and for the year ended December 31, 2009, including the year ended December 31, 2008, and the year ended December 31, 2007 (the “Audited Financial Statements”). In addition, we have discussed with Goldman Kurland Mohidin LLP the matters required to be discussed by Statement on Auditing Standards No. 114 effective December 15, 2006 ("Communication with Audit Committees").

The audit committee also has received the written disclosures and the letter from Goldman Kurland Mohidin LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with that firm its independence from AgFeed and its subsidiaries. The audit committee also discussed with AgFeed's management and Goldman Kurland Mohidin LLP such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the internal controls and the financial reporting process of AgFeed and its subsidiaries. Goldman Kurland Mohidin LLP is responsible for performing an independent audit of AgFeed’s financial statements and of its internal control over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions with management and a review of the report of Goldman Kurland Mohidin LLP with respect to the Audited Financial Statements, and relying thereon, the audit committee has recommended to the board the inclusion of the Audited Financial Statements in AgFeed's Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

By the audit committee of the board of directors,

K. Ivan V. Gothner, Chairman
Lixiang Zhang

The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of AgFeed under the Securities Act of 1933 or the Exchange Act, except to the extent that AgFeed specifically incorporates the Audit Committee Report by reference therein.

GENERAL INFORMATION

Stockholder Proposals

In order for a proposal by a stockholder to be included in the proxy statement and proxy for the 2011 annual meeting, we must receive such proposal at our principal executive office, to the attention of Feng Zhou, Corporate Secretary of AgFeed Industries, Inc., at Suite A1001-1002, Tower 16, Hengmao International Center, Nanchang, Jiangxi Province, China 330003 no later than April 17, 2011 (which is not more than 120 days prior to the anniversary of the mailing date of this proxy statement), assuming that the date of the annual meeting to be held in 2011 is not changed by more than 30 days from the date of this annual meeting. In such event, we will provide notice of the date by which such proposals must be received in order to be included. Our determination of whether we will oppose inclusion of any proposal in its proxy statement and proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC.

With respect to stockholder recommendations of a candidate for election to the board of directors, in order to provide sufficient time to enable the nominating and corporate governance committee to evaluate the candidate in connection with selecting candidates for nomination in connection with our 2011 annual meeting of stockholders, the corporate secretary must receive the stockholder’s recommendation not later than June 16, 2011 nor earlier than May 17, 2011 (which is not less than 60 nor more than 90 days prior to the anniversary of the mailing of this proxy statement). In the event the date of the annual meeting to be held in 2011 is not changed by more than 30 days from the date of this annual meeting, we will provide notice of the date by which such nominations must be received in order to be presented.

Any stockholder who intends to present a proposal at the 2011 annual meeting without requesting that we include such proposal in our proxy statement should be aware that he or she must notify us at our principal executive office, attention corporate secretary, not later than July 1, 2011 (which is 45 days prior to the anniversary of the mailing date of this proxy statement) of the intention to present the proposal. Otherwise, we may exercise discretionary voting with respect to such stockholder proposal pursuant to authority conferred by proxies to be solicited by our board and delivered in connection with the meeting. In the event the date of the annual meeting to be held in 2011 is not changed by more than 30 days from the date of this annual meeting, we will provide notice of the date by which such proposals must be received in order to be presented.

As of the date of this proxy statement, the board is not aware of any matters to come before the annual meeting other than those set forth on the notice accompanying this proxy statement. If any other matters come before the annual meeting, the proxy card, if executed and returned, gives discretionary voting authority to the persons named as proxy holders, Junhong Xiong and Gerard Daignault, our chief executive officer and chief operating officer, respectively, with respect to such matters.

Additional Information

Beginning on August 4, 2010, a list of holders of record of our common stock as of the record date will be available at our principal executive office during ordinary business hours for examination by any stockholder holding any of our common stock on the record date for any purpose germane to the annual meeting.

We will pay the cost of preparing, assembling and mailing the notice of annual meeting, this proxy statement, the enclosed proxy card, our annual report on Form 10-K for the year ended December 31, 2009.  We will also pay the costs of the solicitation of proxies for the annual meeting.

Our directors, officers and other regular employees may solicit proxies. None of them will receive any additional compensation for such solicitation. People soliciting proxies may contact you in person, by telephone, via e-mail or by facsimile. We will pay brokers or other persons holding stock in their names or the names of their nominees for their reasonable and customary expenses of forwarding soliciting material to their principals.

We will, upon the written request of any person who is a beneficial owner of our common stock on the record date, furnish without charge a copy of our annual report on Form 10-K for the year ended December 31, 2009, together with the accompanying financial statements. We will also furnish a copy of the exhibits to the annual report, if requested. Such requests should contain a representation that the person requesting this material was a beneficial owner of our common stock on the record date and be sent to the corporate secretary of our company at the address indicated on the first page of this proxy statement.

By order of the board of directors,

Feng Zhou
Vice President and Corporate Secretary

Nanchang City, China
August 2, 2010

APPENDIX A

AGFEED INDUSTRIES, INC. 2010 LONG-TERM INCENTIVE PLAN

AgFeed Industries, Inc.
2010 Long-Term Incentive Plan

Section 1.  Purpose.  The purpose of this Plan is to advance the interests of AgFeed Industries, Inc. (“AgFeed” or the “Company”) and its stockholders by providing incentives to certain Eligible Persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

Section 2.  Definitions.  Certain capitalized terms applicable to this Plan are set forth in Exhibit 1.

Section 3.  Administration.  This Plan shall be administered by the Committee, upon consultation with management and the Board as appropriate.  The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size, terms and conditions of the Award to be made to each Eligible Person selected, to modify or waive the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. Awards may, in the discretion of the Committee, be made under this Plan in assumption of, or in substitution for, outstanding Awards previously granted by (i) the Company, (ii) any predecessor of the Company, or (iii) a company acquired by the Company or with which the Company combines. The number of Common Shares underlying such substitute awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.

The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their Beneficiaries or Permitted Transferees). The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants.

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys’ fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding or suit, except for his or her own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys’ fees) incurred by such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Section.

Section 4.  Participation.  Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

Section 5.  Awards under this Plan.

(a)           Types of Awards.  Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:  (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Grants and (vi) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Other Share-Based Awards, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

(b)           Maximum Number of Common Shares that May be Issued.  The maximum aggregate number of Common Shares available for issuance under Awards granted under this Plan, including Incentive Stock Options, shall be 3,000,000.  Common Shares subject to any Awards that expire without being exercised or that are forfeited shall again be available for future grants of Awards, provided that Common Shares subject to a Stock Appreciation Right granted in tandem with other Awards granted under the Plan shall be replenished only once for the overall number of Common Shares subject thereto and not for both the number of Common Shares subject to the tandem Stock Appreciation portion of the Award and the number of Common Shares subject to the Option portion of the Award.  Common Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price or tax withholding obligation of an Award shall not count against the limit set forth in first sentence of this paragraph (a) above.  The Company shall not be under any obligation, however, to make any such future Awards.  No Eligible Person may receive: (i) Stock Options or Stock Appreciation Rights under this Plan for more than 500,000 Common Shares in any one fiscal year of the Company; (ii) Performance Grants (denominated in Common Shares) for more than 500,000 Common Shares in any one fiscal year of the Company and (iii) Performance Grants (denominated in cash) for more than $500,000 in any one fiscal year of the Company.  The foregoing limitations shall be subject to adjustment as provided in Section 16, but only to the extent that any such adjustment will not affect the status of:  (A) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code; (B) any Award intended to qualify as an Incentive Stock Option or (C) any Award intended to comply with, or qualify for an exception to, Section 409A.  Common Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

(c)           Rights with Respect to Common Shares and Other Securities.  Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any Person succeeding to such a Participant’s rights pursuant to this Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Common Shares or other evidence of ownership is issued to such Participant or until Participant's ownership of such Common Shares shall have been entered into the books of the registrar in the case of uncertificated shares.

Section 6.  Stock Options.  The Committee may grant Stock Options; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of AgFeed or any parent or subsidiary of AgFeed within the meaning of Code Sections 424(e) and (f), including a subsidiary which becomes such after adoption of the plan.  Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)           The exercise price of a Stock Option shall not be less than the Fair Market Value of the Common Shares subject to such Stock Option on the date of grant, as determined by the Committee; provided, however, if an Incentive Stock Option is granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted.

(b)           The Committee shall determine the number of Common Shares to be subject to each Stock Option.

(c)           Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

(d)           A Stock Option shall not be exercisable:

 (i)           in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and

 (ii)           unless payment in full is made for the shares being acquired under such Stock Option at the time of exercise as provided in subsection 6(h).

(e)           The Committee shall determine in its discretion and specify in each agreement evidencing a Stock Option the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Stock Option.

(f)           In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Common Shares (determined at the time of grant of the Stock Option) with respect to which incentive stock options are exercisable for the first time by an employee of the Company during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as is specified in the Code.

(g)           It is the intent of AgFeed that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. If a Stock Option is intended to be an Incentive Stock Option, and if for any reason such Stock Option (or portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Plan; provided that such Stock Option (or portion thereof) otherwise complies with this Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.

(h)           For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under this Plan, broker assisted cashless exercise or any combination thereof) as the Committee may determine in its discretion.

Section 7.  Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)           The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights.

(b)           Any Stock Appreciation Right may be exercised during its term only at such time or times and in such installments as the Committee may establish and shall not be exercisable after the expiration of ten years from the date it is granted.

(c)           The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

(d)           An Award of Stock Appreciation Rights shall specify a number of Common Shares and entitle the holder to receive an aggregate value equal to the excess of the Fair Market Value of one Common Share, at the time of such exercise, over the exercise price, times the number of Common Shares subject to the Award, or portion thereof, that is so exercised or surrendered, as the case may be.  Stock Appreciation Rights shall have an exercise price no less than the Fair Market Value of the Common Shares covered by the right on the date of grant.

(e)           A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right, or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.

Section 8.  Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock and Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

(a)           The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock or Restricted Stock Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b)           Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion, shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate or otherwise evidence of ownership representing the Common Shares subject to such Award. The standard vesting schedule applicable to Awards of Restricted Stock and Restricted Stock Units shall provide for vesting of such Awards, in one or more increments, over a service period of no less than three years; provided, however, this limitation shall not apply to Awards granted to non-employee directors of the Board that are received pursuant to the Company's compensation program applicable to non-employee directors of the Board, or adversely affect a Participant's rights under another plan or agreement with the Company.

(c)           Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any Person succeeding to such a Participant’s rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Common Shares awarded (or after the Participant's ownership of such Common Shares shall have been entered into the books of the registrar in the case of uncertificated shares) and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other AgFeed Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of AgFeed, shall be subject to the restrictions set forth in this Plan as determined by the Committee in its discretion), subject, however, to the restrictions and limitations imposed thereon pursuant to this Plan.

(d)           The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Stock or Restricted Stock Units the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Restricted Period shall have on such Award.

(e)           The Committee may grant Dividend Equivalents to Participants in connection with Awards of Restricted Stock Units.  The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Shares, or other investment vehicles as the Committee may specify; provided that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.

Section 9.  Performance Grants.

(a)           Grant.  Subject to the limitations set forth in Section 5(b), the Committee shall have sole and complete authority to determine the Eligible Persons who shall receive a Performance Grant which shall consist of a right that is (i) denominated in cash, Common Shares or any other form of Award issuable under this Plan (or any combination thereof), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish and (iii) payable at such time and in such form as the Committee shall determine. Unless otherwise determined by the Committee, any such Performance Grant shall be evidenced by an Award agreement containing the terms of the Award, including, but not limited to, the performance criteria and such terms and conditions as may be determined, from time to time, by the Committee, in each case, not inconsistent with this Plan.  In relation to any Performance Grant, the performance period may consist of one or more calendar years or other fiscal period of at least 12 months in length for which performance is being measured.

(b)           Terms and Conditions.  For Awards intended to be performance-based compensation under Section 162(m), Performance Grants shall be conditioned upon the achievement of pre-established goals relating to one or more of the following objective performance measures, as determined in writing by the Committee and subject to such modifications as specified by the Committee: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; stock price; return on equity; total or relative increases to stockholder return; return on invested capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration, and other objective non-financial operating and management performance measures. To the extent consistent with Section 162(m), the Committee may determine, at the time the performance goals are established, that certain adjustments shall apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs, including, but not limited to, reductions in force and early retirement incentives; currency fluctuations; and any extraordinary, unusual, infrequent or non-recurring items, including, but not limited to, such items described in Accounting Standards Codification (ASC) 225 or described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in AgFeed's annual report for the applicable period. Performance measures may be determined either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary entity thereof, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous fiscal years’ results or to a designated comparison group, in each case as specified by the Committee.

(c)           Preestablished Performance Goals.  For Awards intended to be performance-based compensation under Section 162(m), performance goals relating to the performance measures set forth above shall be preestablished in writing by the Committee, and achievement thereof certified in writing prior to payment of the Award, as required by Section 162(m) and Treasury Regulations promulgated thereunder. All such performance goals shall be established in writing no later than ninety (90) days after the beginning of the applicable performance period; provided, however, that for a performance period of less than one (1) year, the Committee shall take any such actions prior to the lapse of 25% of the performance period. In addition to establishing minimum performance goals below which no compensation shall be payable pursuant to a Performance Grant, the Committee, in its sole discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

(d)           Additional Restrictions/Negative Discretion.  The Committee, in its sole discretion, may also establish such additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any Performance Grants. Such additional restrictions or conditions need not be performance-based and may include, among other things, the receipt by a Participant of a specified annual performance rating, the continued employment by the Participant and/or the achievement of specified performance goals by the Company, business unit or Participant. Furthermore, and notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any Performance Grant to a Participant if it concludes that such reduction is necessary or appropriate based upon: (i) an evaluation of such Participant’s performance; (ii) comparisons with compensation received by other similarly-situated individuals working within the Company’s industry; (iii) the Company’s financial results and conditions or (iv) such other factors or conditions that the Committee deems relevant; provided, however, the Committee shall not use its discretionary authority to increase any Award that is intended to be performance-based compensation under Section 162(m).

(e)           Payment of Performance Awards.  Performance Grants may be paid in a lump sum within two and one-half months following the close of the performance period or, in a lump sum or in installments in accordance with procedures established by the Committee and in accordance with Section 409A, on a deferred basis.

Section 10.  Other Share-Based Awards.  The Committee shall have authority to grant to Eligible Persons Other Share-Based Awards, which shall consist of any right that is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Common Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan and any applicable Award agreement, the Committee shall determine the terms and conditions of any such Other Share-Based Award.

Section 11.  Section 409A. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Award agreement shall be administered, interpreted and construed in a manner necessary in order to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed), and the following provisions shall apply with respect to such Award or benefit, as applicable.

(a)           If a Participant is a "specified employee" for purposes of Section 409A and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon separation from service, such payment shall be delayed for a period of six (6) months after the date the Participant separates from service (or, if earlier, the death of the Participant).  Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period unless another compliant date is specified in the applicable agreement.

(b)           For purposes of Section 409A, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. Whether a Participant has separated from service or employment will be determined by the Committee based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A.  For this purpose, a Participant will be presumed to have experienced a separation from service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.

(c)           The grant of Nonqualified Stock Options, Stock Appreciation Rights and other stock rights subject to Section 409A shall be granted under terms and conditions consistent with Treas. Reg. §1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A.  Accordingly, any such Award may be granted to Eligible Persons of AgFeed and its subsidiaries and affiliates in which AgFeed has a controlling interest.  In determining whether AgFeed has a controlling interest, the rules of Treas. Reg. §1.414(c)-2(b)(2)(i) shall apply; provided that the language "at least 50 percent" shall be used instead of "at least 80 percent" in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. §1.409A-1(b)(5)(iii)(E)(i)), the language "at least 20 percent" shall be used instead of "at least 80 percent" in each place it appears.  The rules of Treas. Reg. §§1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(d)           In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Section 409A.

Section 12.  Deferred Payment of Awards.  The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any cash compensation, or Common Shares or other form of payment under an Award, may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Section 409A, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options or Stock Appreciation Rights.

Section 13. Transferability of Awards.  A Participant’s rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by Participant or by such Permitted Transferee.

Section 14.  Amendment or Substitution of Awards under this Plan.  The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments under any Award) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall: (i) accelerate the vesting or exercisability of any Awards other than in connection with a Participant's death, disability, retirement or a change in control or other transaction contemplated by Section 16 hereof; provided further, the foregoing limitation shall not apply to (A) Awards for up to five percent (5%) of the aggregate number of Common Shares authorized for issuance under the Plan, or (B) any Performance Grant the payment of which remains contingent upon the attainment of the performance goal; or (ii) adversely affect in a material manner any right of a Participant under the Award without his or her written consent.  Notwithstanding the foregoing or any provision of an Award to the contrary, the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of an Award to the extent necessary to conform the provisions of the Award with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Award shall adversely affect the rights of a Participant. The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.  Notwithstanding any provision of this Plan to the contrary, neither the Board nor the Committee may, without stockholder approval, reduce the exercise price of any outstanding Stock Option or Stock Appreciation Right or take any other action with respect to outstanding Stock Options or Stock Appreciation Rights that is treated as a repricing of such Stock Options or Stock Appreciation Rights under generally accepted accounting principles (unless otherwise permitted by applicable listing standards).

Section 15.  Termination of a Participant.  For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

Section 16.  Dilution and Other Adjustments.  In the event a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, Other AgFeed Securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or Other AgFeed Securities, issuance of warrants or other rights to purchase Common Shares or Other AgFeed Securities or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Committee so as to maintain the proportionate number of Common Shares or Other AgFeed Securities without changing the aggregate exercise or settlement price, then the Committee shall, in an equitable manner, (i) adjust any or all of (a) the aggregate maximum number of Common Shares or Other AgFeed Securities (or number and kind of other securities or property) with respect to which Awards may be granted under this Plan pursuant to Section 5(b), (b) the individual maximum number of Common Shares that may be granted as Stock Options, Stock Appreciation Rights and Performance Grants (denominated in Common Shares) to a Participant pursuant to Section 5(b) of this Plan, (c) the number of Common Shares or Other AgFeed Securities (or number and kind of other securities or property) subject to outstanding Awards and (d) the grant or exercise price with respect to any outstanding Award; (ii) if deemed appropriate, provide for an equivalent Award or substitute Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that, in each case, any such adjustment shall be performed in accordance with the applicable provisions of the Code and the Treasury Regulations issued thereunder so as to not affect the status of: (A) any Award intended to qualify as performance-based compensation under Section 162(m); (B) any Award intended to qualify as an Incentive Stock Option under Section 422 or (C) any Award intended to comply with, or qualify for an exception to, Section 409A. Unless otherwise provided by the Committee, all outstanding Awards shall terminate immediately prior to the consummation of any dissolution or liquidation of the Company. Any such termination or adjustment made by the Committee will be final, conclusive and binding for all purposes of this Plan.

Section 17.  Designation of Beneficiary by Participant.  A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of his or her death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his or her Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such Person or Persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 18.  Miscellaneous Provisions.

(a)           Any proceeds from Awards shall constitute general funds of AgFeed.

(b)           No fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

(c)           No Eligible Person or other Person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken under this Plan shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

(d)           No Participant or other Person shall have any right with respect to this Plan, the Common Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of this Plan and the Award applicable to such Participant (and each Person claiming under or through such him or her) have been met.

(e)           Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, each Award shall be subject to the requirement, if at any time the Committee shall determine, in its sole discretion, that such requirement shall apply, that the listing, registration or qualification of any Award under this Plan, or of the Common Shares, Other AgFeed Securities or property or other forms of payment issuable pursuant to any Award under this Plan, on any stock exchange or other market quotation system or under any federal or state law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the exercise or settlement thereof, such Award shall not be granted, exercised or settled in whole or in part until such listing, registration, qualification, consent or approval shall have been effected, obtained and maintained free of any conditions not acceptable to the Committee. Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, no Common Shares, Other AgFeed Securities or property or other forms of payment shall be issued under this Plan with respect to any Award unless the Committee shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which such Common Shares are listed.  If the Committee determines that the exercise of any Stock Option or Stock Appreciation Right would fail to comply with any applicable law or any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed, the Participant holding such Stock Option or Stock Appreciation Right shall have no right to exercise such Stock Option or Stock Appreciation Right until such time as the Committee shall have determined that such exercise will not violate any applicable law or any such applicable rule, provided that such Stock Option or Stock Appreciation Right shall not have expired prior to such time.

(f)           It is the intent of AgFeed that this Plan and Awards hereunder comply in all respects with Rule 16b-3 and Sections 162(m), 409A and 422, and (i) the provisions of the Plan shall be administered, interpreted and construed in a manner necessary to comply with Rule 16b-3 and Sections 162(m), 409A and 422, the regulations issued thereunder or an exception thereto (or disregarded to the extent the Plan cannot be so administered, interpreted or construed); and (ii) in no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Rule 16b-3 and Sections 162(m), 409A and 422.

(g)           The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of AgFeed to issue Common Shares, Other AgFeed Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or Person entitled to act) pay to AgFeed, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, AgFeed may refuse to issue Common Shares, Other AgFeed Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit an Eligible Person (or any Beneficiary or Person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing AgFeed to withhold, or agreeing to surrender to AgFeed on or about the date such tax liability is determinable, Common Shares, Other AgFeed Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such Person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such Person, having a market value equal to the amount of such taxes); provided, however, that any broker-assisted cashless exercise shall comply with the requirements for equity classification of Paragraph 35 of FASB ASC 718 and any withholding satisfied through a net-settlement shall be limited to the minimum statutory withholding requirements.

(h)           The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his or her Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant’s Award.

(i)           This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(j)           By accepting any Award or other benefit under this Plan, each Participant (and each Person claiming under or through him or her) shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

(k)           The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards under this Plan or any Common Shares issued pursuant to this Plan as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

(l)           The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

(m)           Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

(n)           If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

(o)           The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

(p)           For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

Section 19.  Plan Amendment or Suspension.  This Plan may be amended or suspended in whole or in part at any time from time to time by the Committee; provided that no such change or amendment shall be made without stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement or other applicable law for which the Committee deems it necessary or desirable to qualify or comply. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant’s written consent, except as permitted under Section 14.  Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of the Plan to the extent necessary to conform the provisions of the Plan with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Plan shall adversely affect the rights of a Participant.

Section 20.  Plan Termination.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)           upon the adoption of a resolution of the Board terminating this Plan; or

(b)           the tenth anniversary of the Effective Date.

No termination of this Plan shall materially alter or impair any of the rights or obligations of any Participant, without his or her consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 14.

Section 21.  Effective Date.  This Plan shall be effective upon approval by the stockholders of AgFeed (the "Effective Date").  With respect to Awards granted under the Plan prior to the Effective Date, all such Awards are intended to be exempt from the deduction limitations of Section 162(m) pursuant to the provisions of Treas. Reg. §1.162-27(f) and this Plan and all such Awards shall be administered, interpreted and construed in a manner necessary to comply with Treas. Reg. §1.162-27(f) (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

Section 22.  Governing Law.  This Plan and any Award granted under this Plan as well as any determinations made or actions taken under this Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Nevada without regard to its choice or conflicts of laws principles.

Exhibit 1

The following terms shall have the meaning indicated:

“AgFeed” shall mean AgFeed Industries, Inc., a Nevada corporation.

“Award” shall mean an award of rights to an Eligible Person under this Plan.

“Beneficiary” has the meaning set forth in Section 17.

“Board” shall mean the board of directors of AgFeed.

“Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

“Committee” shall mean the person or persons responsible for administering this Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan; provided, however, that a Board Committee must approve Awards granted to non-employee directors of the Board. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke its designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the “Board Committee” shall mean a committee of the Board designated by the Board to administer this Plan. The Board Committee (i) shall be comprised of not fewer than two directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of “Non-Employee Directors” (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Board Committee consist of “outside directors” (as defined in Treasury Regulation §1.162-27(e)(3)(i) or any successor regulation), and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which Common Shares are listed. For purposes of this definition, the “Designated Administrator” shall mean one or more Company officers designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b-3 permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of AgFeed to comply with the conditions for Rule 16b-3 or Section 162(m).  The resolutions of the Board or Board Committee designating the authority of the Designated Administrator shall (i) specify the total number of Common Shares subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of the Nevada Revised Statutes applicable to Private Corporations, including §78.200 thereunder.

“Company” shall mean AgFeed and any parent, affiliate or subsidiary of AgFeed, including any affiliates or subsidiaries which become such after adoption of this Plan.

“Common Shares” shall mean shares of common stock, par value $0.001 per share, of AgFeed and stock of any other class into which such shares may thereafter be changed.

“Dividend Equivalents” shall mean an Award of cash or other Awards with a Fair Market Value equal to the dividends which would have been paid on the Common Shares underlying an outstanding Award of Restricted Stock Units had such Common Shares been outstanding.

“Effective Date” has the meaning set forth in Section 21.

“Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and independent contractors who perform services for the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

“Fair Market Value” shall mean (i) with respect to the Common Shares, as of any date (A) if the Company's Common Shares are listed on any established stock exchange, system or market, the closing market price of the Common Shares as quoted in such exchange, system or market on such date as reported in the Wall Street Journal or such other source as the Committee deems reliable or (B) in the absence of an established market for the Common Shares, as determined in good faith by the Committee through the reasonable application of a reasonable valuation methods or (ii) with respect to property other than Common Shares, the value of such property, as determined by the Committee, in its sole discretion.

“Incentive Stock Option” shall mean a Stock Option that is an incentive stock option as defined in Section 422. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Nonqualified Stock Option” shall mean a Stock Option that is not an incentive stock option as defined in Section 422. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Other AgFeed Securities” shall mean AgFeed securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property) other than Common Shares.

“Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.

“Performance Grant” shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Common Shares, Other AgFeed Securities any other form of award issuable under this Plan payment, or any combination thereof, as determined by the Committee.

“Permitted Transferee” means (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Plan, executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, and (ii) Participants’ family members who acquire Awards from the Participant other than for value, including through a gift or a domestic relations order. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights, nor (ii) a transfer to an entity in which more than fifty percent of the voting or beneficial interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

“Plan” shall mean this AgFeed Industries, Inc. 2010 Long-Term Incentive Plan.

“Restricted Period” has the meaning set forth in subsection 8(b).

“Restricted Stock” shall mean an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Restricted Stock Units” shall mean an Award of the right to receive either (as the Committee determines) Common Shares or cash equal to the Fair Market Value of a Common Share, issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

“Section 162(m)” shall mean §162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Section 409A” shall mean §409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

"Section 422" shall mean §422 of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Stock Appreciation Right” shall mean an Award of a right to receive (without payment to AgFeed) cash, Common Shares, Other AgFeed Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

“Stock Option” shall mean an Award of a right to purchase Common Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

“Ten Percent Employee” shall mean an employee of AgFeed or any parent or subsidiary of AgFeed who owns stock representing more than ten percent of the voting power of all classes of stock of AgFeed or any parent or subsidiary of AgFeed within the meaning of Code §§424(e) and (f).

“Treasury Regulation” shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

Directions

The Armory of the First Troop Philadelphia City Cavalry
22 S. 23rd Street
Philadelphia, Pennsylvania 19103

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30th Street Station
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N 23rd St
Commerce St
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Chestnut St
Market St
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Armory St
Ludlow St
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S 19th St
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CENTER CITY WEST
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Waverly St
33rd St
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PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF AGFEED INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AGFEED INDUSTRIES, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 15, 2010 AT 10:30 AM

22 S. 23rd Street, Philadelphia, Pennsylvania 19103

The undersigned stockholder of AgFeed Industries, Inc. (the "Company") hereby constitutes and appoints Junhong Xiong, Chief Executive Officer of the Company, and Gerard Daignault, Chief Operating Officer of the Company, and each of them individually, the proxies of the undersigned, with power to act without the other and with full power of substitution, to attend and represent the undersigned at the 2010 Annual Meeting of Stockholders of the Company to be held at The Armory of the First Troop Philadelphia City Cavalry, located at 22 S. 23rd Street, Philadelphia, Pennsylvania 19103, on Wednesday, September 15, 2010, at 10:30 a.m. Eastern Time, and at any adjournment or postponement thereof (the "Annual Meeting"), and to vote all of such shares that the undersigned is entitled to vote at such Annual Meeting or at any adjournment or postponement thereof, as stated on the reverse side.

1. **Proposal One - Election of Directors.**

The Board of Directors unanimously recommends a vote FOR all director nominees.

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ **For All EXCEPT**
To withhold authority to vote for any individual nominee(s), mark this box with an X and the numbered box to the left from the list of nominees

☐ (01) Junhong Xiong ☐ (02) K. Ivan F. Gothner
☐ (03) Songyan Li ☐ (04) Lixiang Zhang, Ph.D.

To approve the 2010 Long-Term Incentive Plan ☐ FOR ☐ AGAINST ☐ ABSTAIN

3. **Proposal Three - To ratify the appointment of Goldman Kurland Mohidin LLP.**

To approve the appointment of the Company's independent registered accounting firm ☐ FOR ☐ AGAINST ☐ ABSTAIN

The signing stockholder hereby acknowledges receipt of the Notice of Annual Meeting and proxy statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

THIS PROXY WILL BE VOTED BY THE PROXIES AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS ONE, TWO, AND THREE AND IN ACCORDANCE WITH THEIR BEST JUDGMENT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Signature **Date**

Signature **Date**

NOTE: Please sign exactly as name appears on this proxy. If joint owners, EACH should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your FULL title as such and the name of such trust, corporation or other organization.

YOUR PROXY CONTROL NUMBER

VOTE BY INTERNET:
Log-on to **www.votestock.com**

Enter your control number printed to the left
Vote your proxy by checking the appropriate boxes
Click on "Accept Vote"

VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the left of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-578-5350 on a touch-tone telephone

VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card in the pre-paid envelope provided.

You may vote by Internet or telephone 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., prevailing time, on **September 14, 2010.**

Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.